                                                                 Exhibit 10.9

                            ON THE BORDER RESTAURANT

                              DEVELOPMENT AGREEMENT

                          N.E. RESTAURANT COMPANY, INC.
                       (New England and Upstate New York)


                            ON THE BORDER RESTAURANT
                              DEVELOPMENT AGREEMENT


                                TABLE OF CONTENTS
                                ------------------
                                                                          PAGE

1.       GRANT...............................................................2
   1.1            SUPERSEDE NEW ENGLAND DEVELOPMENT AGREEMENT................2
   1.2            GRANT; NEW ENGLAND TERRITORY...............................2
   1.3            GRANT; UPSTATE NEW YORK TERRITORY..........................2
   1.4            FRANCHISE AGREEMENT........................................3
   1.5            TERRITORIAL EXCLUSIVITY....................................3
   1.6            COMPETITION WITH OTHER BRINKER RESTAURANTS
                  INCLUDING "COZY AND "CHILI'S" RESTAURANTS..................4
   1.7            AGREEMENT NOT A FRANCHISE..................................4
   1.8            DEVELOPER'S POST-TERM PROTECTED RADIUS.....................4

2.       DEVELOPMENT FEE.....................................................5
   2.1            DEVELOPMENT FEE............................................5

3.       SCHEDULE AND MANNER FOR EXERCISING DEVELOPMENT RIGHTS...............5
   3.1            EXECUTION OF FRANCHISE AGREEMENT; FRANCHISE FEE............5
   3.2            DEVELOPMENT SCHEDULE.......................................5

4.       SITE SELECTION AND CONSTRUCTION.....................................6
   4.1            SITE SELECTION; APPROVAL...................................6
   4.2            REVIEW OF LEASE DOCUMENTS..................................7
   4.3            PRE-CONSTRUCTION REQUIREMENTS..............................7
   4.4            CONSTRUCTION...............................................8

5.       TERM................................................................9
   5.1            TERM.......................................................9
   5.2            RIGHTS OF RENEWAL..........................................9

6.       DUTIES AND REPRESENTATIONS OF THE PARTIES..........................10
   6.1            DUTIES OF BRINKER.........................................10
   6.2            REPRESENTATIONS OF DEVELOPER..............................11

7.       DEFAULT............................................................12
   7.1            OBLIGATIONS MATERIAL......................................12
   7.2            RELIANCE BY BRINKER.......................................12
   7.3            DEFAULTS WHICH TRIGGER AUTOMATIC TERMINATION..............12
   7.4            OTHER DEFAULTS............................................13
   7.5            NO WAIVER.................................................14

   7.6            RIGHTS AND DUTIES UPON TERMINATION........................14
   7.7            NOT A DEFAULT UNDER FRANCHISE AGREEMENT...................15
   7.8            REMEDIES NOT EXCLUSIVE....................................15

8.       ASSIGNMENT: CONDITIONS AND LIMITATIONS.............................15
   8.1            TRANSFER BY BRINKER.......................................15
   8.2            TRANSFER BY DEVELOPER.....................................15
   8.3            Right of First Refusal....................................18
   8.4            NON-WAIVER OF CLAIMS......................................20

9.       UNFAIR COMPETITION AND RESTRICTIVE COVENANT........................20
   9.1            UNFAIR COMPETITION........................................20
   9.2            RESTRICTIVE COVENANT......................................21
   9.3            COVENANTS OF OWNER........................................21

10.      NOTICES............................................................21
   10.1           NOTICES TO BRINKER........................................21
   10.2           NOTICES TO DEVELOPER......................................22
   10.3           DATE OF DELIVERY..........................................22

11.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION.........................22
   11.1           INDEPENDENT CONTRACTOR AND INDEMNIFICATION................22

12.      MISCELLANEOUS: GENERAL CONDITIONS..................................23
   12.1           INTERPRETATION............................................23
   12.2           NON-WAIVER................................................23
   12.3           MEDIATION, APPLICABLE LAW AND ENTIRE AGREEMENT............23
   12.4           SEVERABILITY..............................................25
   12.5           MODIFICATION..............................................25
   12.6           BINDING EFFECT............................................25
   12.7           SURVIVAL..................................................25
   12.8           ATTORNEY'S FEES...........................................26
   12.9           ENTIRE AGREEMENT..........................................26

EXHIBIT A   -    ON THE BORDER RESTAURANT FRANCHISE AGREEMENT

EXHIBIT B   -    ON THE BORDER RESTAURANT AGREEMENT REGARDING UNFAIR
                 COMPETITION AND RESTRICTIVE COVENANT

EXHIBIT C   -    LIST OF OWNER


                            ON THE BORDER RESTAURANT
                              DEVELOPMENT AGREEMENT

         This Development Agreement (hereinafter, the "Agreement" or the "Development Agreement") is made and entered into as of June 23, 1997, between BRINKER INTERNATIONAL, INC., a Delaware corporation (hereinafter "Brinker"), N.
E. RESTAURANT COMPANY, INC., a Delaware corporation (hereinafter "Developer").

                              W I T N E S S E T H:

         WHEREAS, Brinker is the exclusive owner or licensee of certain trademarks and service marks, including "ON THE BORDER", which is registered or pending with the United States Patent and Trademark Office, and is the owner or exclusive licensee of other marks authorized for use in On The Border restaurants (the "On The Border Marks").

         WHEREAS, Brinker has developed a comprehensive restaurant format and operating system, including the On The Border Marks, a recognized design, equipment system, color scheme and style of building, signs, uniform standards, specifications and procedures of operation, quality and uniformity of products and services offered, and procedures for inventory control and management (the "On The Border System") and is engaged in the business of operating and granting rights to develop restaurants ("On The Border Restaurants") using the On The Border System and the On The Border Marks.

         WHEREAS, Brinker has established a high reputation and a positive image with the public as to the quality of products and services available at On The Border Restaurants, which reputation and image have been and continue to be unique benefits to Brinker and its developers and franchisees.

         WHEREAS, Developer recognizes the benefits to be derived from being identified with and receiving rights to develop On The Border Restaurants from Brinker and being able to utilize the On The Border System which Brinker makes available to its developers and franchisees.

         WHEREAS, Brinker and Developer have previously entered into a certain On The Border Restaurant Development Agreement dated May 9, 1995 (the "New England Development Agreement"), whereby Developer obtained certain development rights to operate On the Border Restaurants under the On the Border System in the territory described therein (the "New England Territory").

         WHEREAS, Developer wishes to obtain certain additional development rights to operate On The Border Restaurants (sometimes referred to herein collectively with the On The Border Restaurants described in the New England Development Agreement as the "franchised businesses") under the On The Border System in the additional territory described in this Development Agreement (the "Upstate New York Territory").

         WHEREAS, Brinker and Developer have agreed to combine the New England Development Agreement into this Agreement for additional development rights for franchised businesses in the Upstate New York Territory, and to that end intend for this Agreement to amend, modify, restate, supersede and replace the New England Development Agreement.

         WHEREAS, Developer acknowledges that he has received a copy of the Uniform Franchise Offering Circular of Brinker and has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by counsel of his own choosing at least ten (10) business days, excluding weekends and Federal holidays ("Business Days") prior to its execution, and is entering into this Agreement after having made an independent investigation of Brinker's operations and not upon any representation as to the profits and/or sales volume which Developer might be expected to realize, nor upon any representations or promises by Brinker which are not contained in this Agreement.

         NOW, THEREFORE, the parties in consideration of the undertakings and commitments of each party to the other party set forth herein, hereby agree as follows:

1.       GRANT

         1.1      SUPERSEDE NEW ENGLAND DEVELOPMENT AGREEMENT.

This Agreement amends, modifies, restates, supersedes and replaces the New England Development Agreement.

         1.2      GRANT; NEW ENGLAND TERRITORY.

Brinker hereby grants to Developer and Developer accepts, pursuant to the terms and conditions of this Development Agreement, development rights to obtain licenses to establish and operate fifteen (15) On The Border Restaurants (with rights for ten (l0) additional units pursuant to the renewal option contained in
Section 5.2 hereof), and to use the On The Border System solely in connection therewith, at specific locations to be designated in separate On The Border Restaurant franchise agreements (hereinafter "Franchise Agreement(s)") executed as provided in SECTION 3.1 hereof, and pursuant to the development schedule set forth in SECTION 3.2 hereof. Each On The Border Restaurant developed under this
Section 1.2 shall be located in the area described below (hereinafter "New England Territory"):

         The States of Connecticut, New Hampshire, Maine,
         Massachusetts, Rhode Island, and Vermont in their entirety, and the County of Westchester in the State of New York.

         1.3      GRANT; UPSTATE NEW YORK TERRITORY.

Brinker hereby grants to Developer and Developer accepts, pursuant to the terms and conditions of this Development Agreement, development rights to obtain licenses to establish and operate six (6) On The Border Restaurants, and to use the On The Border System solely in connection therewith, at specific locations to be designated in separate Franchise Agreement(s) executed as provided in
SECTION 3.1 hereof, and pursuant to the development schedule set forth in
SECTION 3.2 hereof. Each On The Border Restaurant developed under this Section
1.3 shall be located in the area described below (hereinafter "Upstate New York Territory") (the New England Territory and the Upstate New York Territory are collectively referred to herein as the "Territory"):

The following counties in the State of New York:

Albany                            Genesee                          Oswego
Allegany                          Greene                           Otsego
Broome                            Hamilton                         Rensselaer
Cattaragus                        Herkimer                         Saratoga
Cayuga                            Jefferson                        Schenectady
Chatauqua                         Lewis                            Schoharie
Chemung                           Livingston                       Schuyler
Chenango                          Madison                          Seneca
Clinton                           Monroe                           St. Lawrence
Columbia                          Montgomery                       Steuben
Cortland                          Niagara                          Tioga
Delaware                          Oneida E.                        Tompkins
Dutchess                          Oneida W.                        Warren
Erie                              Onondaga                         Washington
Essex                             Ontario                          Wayne
Franklin                          Orleans                          Wyoming
Fulton                                                             Yates


         1.4      FRANCHISE AGREEMENT.

Each On The Border Restaurant for which a development right is granted hereunder shall be established and operated pursuant to a Franchise Agreement to be entered into between Developer and Brinker in accordance with SECTION 3.1 hereof.

         1.5      TERRITORIAL EXCLUSIVITY.

Subject to Developer's compliance with the terms and conditions of this Agreement and any Franchise Agreement and except as otherwise provided in this Agreement, Brinker shall not establish, nor license anyone other than Developer to establish, an On The Border Restaurant under the On The Border System in the Territory during the term of this Agreement. Notwithstanding the foregoing, Brinker, any franchisee of Brinker and any other authorized person or entity may, at any time, advertise or promote the On The Border System and fulfill customer orders (other than in restaurant patron's orders) in the Territory. Brinker reserves the right to establish restaurants (other than On The Border Restaurants) in the Territory whether directly or through one or more franchisees. Brinker may also offer and sell to the public or authorize any person or entity to offer and sell products and services (but not placement of an On The Border Restaurant) in the Territory to the public or on a wholesale or retail basis, which may be the same or similar to those offered by the On The Border Restaurants, under the On The Border Marks (e.g., prepackaged food items, salsa, margarita mix, chips, T-shirts and other On The Border memorabilia or food products) or under other names and marks.

         1.6 COMPETITION WITH OTHER BRINKER RESTAURANTS INCLUDING "COZYMEL'S" AND "CHILI'S" RESTAURANTS.

DEVELOPER ACKNOWLEDGES THAT BRINKER CURRENTLY OWNS AND/OR FRANCHISES OTHER RESTAURANT CONCEPTS INCLUDING, BUT NOT LIMITED TO, COZYMEL'S AND CHILI'S AND MAY, IN THE FUTURE ACQUIRE, OWN, FRANCHISE OR OPERATE OTHER RESTAURANT CONCEPTS WHICH MAY BE CONSIDERED AS DIRECT OR INDIRECT COMPETITORS WITH AN ON THE BORDER RESTAURANT. BRINKER RESERVES THE RIGHT, AND DEVELOPER AGREES THAT BRINKER MAY AT ANY TIME OR AT ANY LOCATION, PROCEED TO FRANCHISE, DEVELOP, CONSTRUCT, OPEN OR OPERATE, RESTAURANTS OTHER THAN ON THE BORDER RESTAURANTS INCLUDING, BUT NOT LIMITED TO, "COZYMEL'S" OR "CHILI'S". DEVELOPER UNDERSTANDS AND AGREES THAT BRINKER'S DEVELOPMENT AND OPERATION OF OTHER RESTAURANT CONCEPTS IN COMPETITION WITH DEVELOPER MAY OCCUR IN CLOSE PROXIMITY TO THE DEVELOPER'S ON THE BORDER RESTAURANT LOCATION(S). DEVELOPER ACKNOWLEDGES THAT BRINKER'S RIGHTS UNDER THIS PARAGRAPH WERE A SIGNIFICANT PART OF THE CONSIDERATION FOR THIS AGREEMENT AND IN THE ABSENCE OF SUCH RIGHTS, BRINKER WOULD HAVE SOUGHT, AMONG OTHER THINGS, SIGNIFICANTLY INCREASED FEES AND/OR ROYALTIES TO OFFSET ITS LOST
 DEVELOPMENT OPPORTUNITIES.

         1.7      AGREEMENT NOT A FRANCHISE.

This Agreement is not a franchise agreement, and does not grant to Developer any right to use Brinker's On The Border Marks.

         1.8      DEVELOPER'S POST-TERM PROTECTED RADIUS.

Notwithstanding anything else in this Agreement to the contrary, upon expiration or termination of this Agreement, neither Brinker nor any other Brinker/On The Border franchisee shall be entitled to operate an On The Border Restaurant within two (2) miles (as measured on a strait line basis from the front door entrance of Developer's On The Border Restaurant) of any of the On The Border Restaurants developed by Developer pursuant hereto (but only while such On The Border Restaurants are open and operating pursuant to a valid Franchise Agreement). This paragraph does not apply to any On The Border Restaurants within the boundaries of the Interstate 95 highway surrounding the City of Boston, Massachusetts. Should there be any gaps in the Interstate 95 loop around Boston or should it otherwise have incomplete segments, a straight line between the gaps shall be used as the boundary line. This paragraph applies only to On The Border Restaurants and nothing in the paragraph or any agreement between the parties prohibits or limits Brinker from developing, opening or operating any other restaurants except On The Border Restaurants in any area or territory.

2.       DEVELOPMENT FEE

         2.1      DEVELOPMENT FEE.

In consideration of the development rights to the New England Territory granted herein, Developer has previously paid to Brinker a non-refundable Development Fee of One Hundred Fifty Thousand United States Dollars (U.S. $150,000.00). In consideration of the development rights to the Upstate New York Territory granted herein, Developer shall pay to Brinker upon execution of this Agreement a nonrefundable Development Fee of One Hundred Twenty Thousand United States Dollars (U.S. $120,000.00). The aforementioned Development Fees shall be fully earned by Brinker upon execution of this Agreement, for administrative and other expenses incurred by Brinker and for the development opportunities lost or deferred as a result of the rights granted Developer herein.

3.       SCHEDULE AND MANNER FOR EXERCISING DEVELOPMENT RIGHTS

         3.1      EXECUTION OF FRANCHISE AGREEMENT; FRANCHISE FEE.

Developer shall exercise each development right granted herein only by executing a separate Franchise Agreement for each On The Border Restaurant at a site approved by Brinker in the Territory as hereinafter provided. The Franchise Agreement for each development right exercised hereunder shall be in the form of the franchise agreement attached hereto as EXHIBIT A. The initial franchise fee to be paid by Developer shall be Forty Thousand and No/100 United States Dollars (U.S. $40,000.00) for each Franchise Agreement executed by Developer for any On The Border Restaurant to be located in the Territory during the term of this Agreement. Each Franchise Agreement shall be executed by Developer and one-half
(2) ($20,000) of the initial franchise fee shall be delivered to Brinker on or prior to commencement of construction. The Franchise Agreement shall be delivered to Franchisee prior to commencement of construction. Construction shall be deemed to have commenced on the date on which excavation for footings is begun. The remaining one-half (2) ($20,000) of the initial franchise fee shall be delivered to
 Brinker at least ten (10) days prior to restaurant opening.

         3.2      DEVELOPMENT SCHEDULE.

Recognizing that time is of the essence, Developer agrees to exercise each of the development rights granted hereunder in the manner specified in SECTION 3.1 hereof, and to satisfy the development schedule set forth below:

              By (Date)                      Cumulative Total Number of On
                                             The Border Restaurants Which
                                             Developer Shall Have Open and
                                             in Operation in the Territory
--------------------------------------------------------------------------
              January 1, 1998                        2
              January 1, 1999                        4
              January 1, 2000                        6
                 July 1, 2000                        9
              January 1, 2001                       11
              January 1, 2002                       16
              January 1, 2003                       21
============================================================================

Developer agrees that, of the twenty one (21) On The Border Restaurants it is obligated to have open and in operation by January 1, 2003, fifteen (15) On The Border Restaurants shall be open and in operation in the New England Territory and six (6) On the Border Restaurants shall be open and in operation in the Upstate New York Territory. Failure by Developer to adhere to the development schedule set forth above shall constitute a material event of default under this Agreement as provided in SECTION 7.4 hereof.

4.       SITE SELECTION AND CONSTRUCTION

         4.1      SITE SELECTION; APPROVAL.

Developer assumes all cost, liability, expense and responsibility for locating, obtaining and developing sites for On The Border Restaurants, and for constructing and equipping On The Border Restaurants at such sites. The development of an On The Border Restaurant at any site must be approved by Brinker in accordance with Brinker's then existing site approval procedures including, but not limited to, the procedures set forth below. Developer acknowledges that Brinker's approval of a prospective site and the rendering of assistance in the selection of a site does not constitute a representation, promise, warranty or guarantee by Brinker that an On The Border Restaurant operated at that site will be profitable or otherwise successful.

                  (a) Prior to acquisition by lease or purchase of a site for an On The Border Restaurant in the Territory, Developer shall submit to Brinker for each On The Border Restaurant, in the form prescribed by Brinker, a description of the site, demographic information, traffic counts and patterns, site plans, relationship of the site to potential competition as well as relationship of the site to existing On The Border Restaurants and other information requested by Brinker, together with a letter of intent or other evidence satisfactory to Brinker which confirms Developer's favorable prospects for obtaining the site. Recognizing that time is of the essence, Developer agrees that it must submit such information and materials for each proposed site to Brinker in writing for its approval. Brinker shall have thirty (30) days after receipt of such information and materials from Developer to approve or disapprove the proposed site as the location for an On The Border Restaurant, which approval shall not be unreasonably withheld. No site shall be deemed approved unless it has been expressly approved in writing by Brinker.

               (b) After the location for an On The Border Restaurant is approved by Brinker and leased or acquired by Developer in accordance with the requirements of this ARTICLE 4, Developer shall execute a Franchise Agreement relating to the On The Border Restaurant and its street address shall be recorded in ATTACHMENT A to the applicable Franchise Agreement.

         4.2      REVIEW OF LEASE DOCUMENTS.

Unless Brinker gives its written consent to the exclusion of any provision required below, where Developer is occupying the premises of any On The Border Restaurant under a lease, Developer shall use reasonable efforts to have such lease include the following terms and conditions:

                  (a) That the premises shall be used for the operation of the On The Border Restaurant;

                  (b) That the lessor consents to the use of such On The Border Marks and signs, decor, color scheme and related components of the On The Border System as Brinker may prescribe for the franchised business;

                  (c) That the lessor agrees to furnish Brinker with copies of any and all letters and notices sent to Developer pertaining to the lease and the premises, at the same time that such letters and notices are sent to Developer;

                  (d) That Developer may not sublease or assign all or any part of its occupancy rights, or extend the term of or renew the lease, without Brinker's prior written consent, which shall not be unreasonably withheld;

                  (e) That Brinker shall have the right to enter the premises to make any modification necessary to protect Brinker's On The Border Marks or to cure any default under the lease or under this Agreement or the Franchise Agreement;

                  (f) That Developer shall have the right to assign the lease to the Brinker, and Brinker shall have the option to assume Developer's occupancy rights, and the right to sublease, for all or any part of the term of the lease, subject to Developer's obligations thereunder, without the lessor having any right to impose conditions on such assignment or assumption or to obtain payment in connection therewith; and

                  (g) That Developer and lessor shall not amend or otherwise modify the lease in any manner that would materially affect any of the foregoing requirements without Brinker's prior written consent.

         4.3      PRE-CONSTRUCTION REQUIREMENTS.

 Before commencing any construction of the On The Border Restaurants, Developer, at its expense, shall comply, to Brinker's reasonable satisfaction, with all of the following requirements:

                 (a) Developer shall employ a qualified architect or engineer who is reasonably acceptable to Brinker to prepare, for Brinker's approval, preliminary plans and specifications for site improvement and construction of each On The Border Restaurant based upon prototype drawings furnished by Brinker.

                  (b) Developer shall be responsible for obtaining all zoning classifications and clearances which may be required by the state, provincial or local laws, ordinances, or regulations or which may be necessary or advisable owing to any restrictive covenants relating to each On The Border Restaurant location. After having obtained such approvals and clearances, Developer shall submit to Brinker, for Brinker's approval, final plans for construction based upon the preliminary plans and specifications. Once approved by Brinker, such final plans shall not thereafter be materially changed or modified without the prior written permission of Brinker (which shall not be unreasonably withheld or delayed).

                  (c) Developer shall obtain all permits and certifications required for the lawful construction and operation of each On The Border Restaurant and shall certify in writing to Brinker that all such permits and certifications have been obtained.

                  (d) Developer shall employ a qualified licensed general contractor who is reasonably acceptable to Brinker to construct each On The Border Restaurant and to complete all improvements. Developer shall obtain and maintain in force during the entire period of construction Builders Risk (or equivalent local) insurance in forms and amounts and written by a carrier or carriers reasonably satisfactory to Brinker.

         4.4      CONSTRUCTION.

                  (a) Developer shall commence or make every diligent attempt toward commencement of construction of an On The Border Restaurant including acquisition of all necessary permits and licenses within one hundred fifty (150) days after approval by Brinker of Developer's site or, if the approved location is occupied by an existing tenant on the date of execution of the lease for the premises, then immediately upon obtaining possession of the premises.

                  (b) Developer shall provide written notice to Brinker of the date construction of each On The Border Restaurant commenced within ten (10) days after commencement. For the purposes of this Agreement and the Franchise Agreement, construction shall be deemed to commence on the date on which excavation for footings is begun. Developer agrees that Brinker and its agents shall have the right to inspect the construction at all reasonable times for the purpose of ascertaining that all work complies with the final plans approved by Brinker.

                  (c) Developer shall maintain reasonably continuous construction of each On The Border Restaurant and its premises and shall complete construction (including all exterior and interior carpentry, electrical, painting, and finishing work, and installation of all furniture, fixtures, equipment and signs) in accordance with the approved final plans, at Developer's expense, within two hundred ten (210) days after commencement of construction (exclusive of time lost by reason of strikes, lockouts, fire, other casualties, acts of God, weather and other factors beyond the reasonable control of Developer).

                  (d) Developer shall notify Brinker of the date of completion of construction and, within a reasonable time thereafter, Brinker shall at its option conduct a final inspection of each On The Border Restaurant and its premises. Developer acknowledges and agrees that Developer shall not open an On The Border Restaurant for business without the express written authorization of Brinker (which shall not be unreasonably withheld or delayed), and that Brinker's authorization to open shall be conditioned upon Developer's strict compliance with the specifications of the approved final plans and with the standards of the On The Border System.

                  (e) Upon such authorization by Brinker, Developer shall promptly open an On The Border Restaurant for business after the completion of construction. The parties agree that time is of the essence in the construction and opening of each On The Border Restaurant.

5.       TERM

         5.1      TERM.

Unless sooner terminated or renewed in accordance with the provisions of this Agreement, the term of this Agreement and all rights granted by Brinker hereunder shall expire thirty (30) days after the date on which Developer successfully and in a timely manner has completed the development schedule set forth in SECTION 3.2 hereof.

         5.2      RIGHTS OF RENEWAL.

Provided and upon condition that:

                  (a) Developer, its owners, successors, assigns and affiliates, complies with all obligations of this Agreement, all obligations of any franchise agreements, and any other agreements with Brinker;

                  (b) Developer provides Brinker with written notice that Developer is exercising its rights of renewal hereunder, upon the earlier of (i) 12 months prior to the expiration of this Development Agreement, or (ii) completion of the 11th restaurant under this Agreement in the New England Territory; and

                  (c) Developer pays Brinker $100,000 representing the Development Fee for the ten (10) restaurants to be developed in the New England Territory under the renewal term.

Developer shall have the right to one renewal of this Agreement (but only with respect to the New England Territory) for a period of 3 years upon substantially the same terms and conditions as contained herein except that Exhibit A to the Agreement shall be Brinker's then-current standard franchise agreement and the development schedule pursuant to Section 3.2 shall be as follows:

         By (Date)                          Cumulative Total Number of On
                                            The Border Restaurants Which
                                            Developer Shall Have Open and
                                            in Operation in the New England
                                            Territory (including 15 On The
                                            Border Restaurants Open and in
                                            Operation in the New England
                                            Territory Under Original
                                            Agreement Term)
------------------------------------------------------------------------------
    Renewal Commencement Date                                 15
Renewal Commencement Date and 1 Year                          18
Renewal Commencement Date and 2 Years                         21
Renewal Commencement Date and 3 Years                         25
==============================================================================

6.       DUTIES AND REPRESENTATIONS OF THE PARTIES

         6.1      DUTIES OF BRINKER.

Brinker shall furnish to Developer the following, at the times specified below:

                  (a) On the date of execution of this Development Agreement, site selection guidelines and criteria, and such site selection counseling and assistance as Brinker may deem advisable. Additionally, Brinker may from time to time, at its option, make available to Developer, at a reasonable cost, reports containing demographic and market data and real estate analyses.

                  (b) Such on-site evaluation for the first On The Border Restaurant to be developed as Brinker may deem advisable; provided, however, that Brinker shall not provide on-site evaluation for any proposed site prior to the receipt of all required information and materials concerning such site prepared pursuant to ARTICLE 4 hereof. Brinker may, in its sole discretion, elect to make on-site evaluations for subsequent On The Border Restaurant sites at Brinker's sole cost and expense. If on-site evaluation is requested by Developer, Developer shall pay a reasonable fee for each such evaluation and shall reimburse Brinker for all reasonable expenses incurred by Brinker in connection with such on-site evaluation, including, without limitation, the cost of travel, lodging and meals.

                  (c) On the date of execution of this Development Agreement, a reproducible copy of standard architectural building plans and specifications for the current approved free-standing building to be constructed. Any modifications of the standard plans and specifications, whether requested or required by planning and zoning boards, building codes or otherwise, must be approved in writing by Brinker (which shall not be unreasonably withheld or delayed) and are to be paid for by the Developer.

         6.2      REPRESENTATIONS OF DEVELOPER.

                 (a) The individuals listed in EXHIBIT C to this Agreement are the "Owners" of Developer for purposes of this Agreement. Developer acknowledges its understanding of Brinker's requirement that an individual "Managing Owner' be named who, throughout the term of this Agreement, lives in the Territory. The Managing Owner (i) must have a minimum five percent (5%) unencumbered equity ownership (including profits) and a minimum five percent (5%) controlling interest through any voting apparatus in Developer, (ii) must be authorized by the Developer to bind the Developer in any dealings with Brinker or Brinker's Affiliates (as defined in the Guidelines), and authorized distributors, suppliers and contractors of Developer, (iii) must be authorized by the Developer to direct any actions necessary to ensure compliance with the Development Agreement or with any Franchise Agreement, and (iv) must devote his full time and best efforts to day to day development activities with no operational or management commitments in other businesses (except other restaurants operated under franchises granted by Brinker). The Developer has not taken and agrees that it will not hereafter take, whether directly or indirectly, any action to avoid the authority requirements of the Managing Owner through the entry of limiting board resolutions, management agreements, amendment of governing documents (as defined in the Guidelines) or any other similar device or arrangement. Developer agrees to furnish Brinker with such evidence as Brinker may request from time to time for the purpose of assuring Brinker that the Managing Owner's authority remains as represented herein. No change in the Managing Owner may be made without the prior written consent of Brinker. If the Managing Owner dies or becomes incapacitated, then within sixty
(60) days thereafter, Developer shall name a new Managing Owner approved by Brinker (not to be unreasonably withheld or delayed) pursuant to Brinker's then current criteria for approving Managing Owners.

                         Notwithstanding the foregoing, if the Managing Owner
does not intend to devote his full time and best efforts to the day to day development of On The Border Restaurants or if the Managing Owner lives outside the Territory, then Developer must also designate an individual "Managing Director" who must be approved by Brinker and be totally involved in the day to day development of the On The Border Restaurants with no operational or management commitments to other businesses (except other restaurants operated under franchises granted to the Developer by Brinker). The Managing Director must live in the Territory.

                  (b) Developer shall notify Brinker of, and at Brinker's request provide copies of, any amendments to the articles of incorporation, bylaws, or other governing documents of Developer. No amendment to such governing documents may be made, nor may any resolution be adopted by the board of directors of Developer, if Developer is a corporation, without the prior written consent of an authorized officer of Brinker, if such amendment or resolution would (a) change the description of the Developer's purposes or authorized activity, (b) change the designation of or the procedures for designating a Managing Owner, (c) change the authority delegated to the Managing Owner or (d) materially alter promises or representations contained in the Distribution Plan approved by Brinker.

                  (c) If requested, Developer shall provide Brinker annually with an updated list of all shareholders or general and limited partners of Developer and its parent, if any.

7.       DEFAULT

         7.1      OBLIGATIONS MATERIAL.

Developer acknowledges and agrees that each of the Developer's obligations described in this Agreement is a material and essential obligation of Developer; that nonperformance of such obligations will adversely and substantially affect Brinker and the On The Border Restaurant System; and agrees that the exercise by Brinker of the rights and remedies set forth herein are appropriate and reasonable.

         7.2      RELIANCE BY BRINKER.

The rights granted to Developer in this Agreement have been granted in reliance on Developer's representations and assurances, among others, that the conditions set forth in ARTICLES 1, 3 AND 4 of this Agreement will be met by Developer in a timely manner.

         7.3      DEFAULTS WHICH TRIGGER AUTOMATIC TERMINATION.

Developer shall be deemed to be in default under this Agreement, and all rights granted herein shall automatically terminate without notice to Developer, in the event any one of the following events occurs:

                  (a) Developer or any Owner files a petition or application seeking any type of relief under the Bankruptcy Code or any state insolvency or similar law, or someone files a petition or application seeking to have such party adjudicated a bankrupt, or seeking other relief against such party under the Bankruptcy Code or any state insolvency or similar law and the petitioner application is not dismissed within ninety (90) days after it is filed. Subject to the applicable law, this Agreement shall terminate without notice or cure period upon the occurrence of this act of default as if that date were the expiration date and Developer expressly and knowingly waives any rights that he may have under the provisions of the Bankruptcy Code and consents to the termination of this Agreement or any other relief which may be sought in a Complaint filed by Brinker to lift the provisions of the automatic stay of the Bankruptcy Code. Additionally, Developer agrees not to seek an Injunctive Order from any court in any jurisdiction relating to insolvency, reorganization or arrangement proceedings which would have the effect of staying or enjoining this provision.

                  (b) Developer or any Owner admits in writing his inability to pay his debts as they mature or makes an assignment for the benefit of creditors, or a receiver (permanent or temporary) for any part of his property is appointed by a court of competent authority.

                  (c) A final judgment against Developer or any Owner remains unsatisfied of record for thirty (30) days (unless a supersedeas or other appeal bond has been filed) or if a levy of execution is made upon the rights granted by this Agreement or upon any property used in the On The Border Restaurant, and it is not discharged within five (5) days of said levying.

                  (d) Conviction of Developer or any Owner in a court of competent jurisdiction of an indictable offense punishable by a term of imprisonment in excess of one (1) year.

                  (e) Developer or any Owner uses or duplicates the On The Border System or engages in unfair competition or discloses any trade secrets of Brinker or acquires an interest in a restaurant business in violation of ARTICLE 9 hereof.

         7.4      OTHER DEFAULTS.

Developer shall be deemed to be in default under this Agreement in the event any one of the following events occurs (and Brinker may, upon notice to Developer, exercise one or more of the rights and remedies set forth in (v) through (z) below):

                 (a) If Developer fails to comply with the development schedule set forth in SECTION 3.2 hereof;

                 (b) Developer fails to lease or purchase and construct and open each On The Border Restaurant pursuant to the time limits as provided in ARTICLE 4 hereof;

                 (c) Developer fails to comply with the terms of SECTION 6.2 hereof;

                 (d) Failure by Developer to maintain a responsible credit rating by failing to make prompt payment of undisputed bills, invoices and statements from suppliers of goods and services to Developer.

                 (e) The sale, assignment or transfer of any interest of Developer or any Owner in this Agreement in violation of SECTION 8.2.

                 (f) Developer or any Owner, without the written consent of Brinker, enters into a management agreement or consulting arrangement relating to the development rights and obligations of Developer hereunder.

                 (g) The knowing and intentional submission by Developer or any Owner of a franchise application and/or management commitment form which contains any statements or omits any material fact.

                 (h) Repeated breaches of material provisions of this Agreement.

                 (i) Failure by Developer or any Owner to comply with any other material provisions of this Agreement.

                 (j) Developer or any Owner fails to comply with any terms and conditions of any On The Border Franchise Agreement or any On The Border development agreement between Developer and Brinker.

                           If an act of default under this SECTION 7.4 is
committed by Developer or any Owner, Brinker may, at its option and without prejudice to any other rights and remedies provided for hereunder or by law, do any one or more of the following after expiration of a thirty (30) day written notice to Developer of such default and opportunity to cure:

                  (v) Terminate this Agreement and all rights granted hereunder without affording Developer any opportunity to cure the default, effective immediately upon notice to Developer;

                  (w) Reduce the number of On The Border Restaurants which Developer may establish pursuant to ARTICLE 1 or SECTION 5.2 of this Agreement;

                  (x) Terminate or modify any territorial exclusivity granted Developer in SECTION 1.3 hereof; or

                  (y) Reduce the area of territorial exclusivity granted Developer hereunder.

         7.5      NO WAIVER.

The failure of Brinker to terminate this Agreement upon the occurrence of one or more events of default enumerated in SECTIONS 7.3 OR 7.4 above will not constitute a waiver or otherwise affect the right of Brinker to terminate this Agreement because of a continuing or subsequent failure to cure one or more of the aforesaid events of default or any other default.

         7.6      RIGHTS AND DUTIES UPON TERMINATION.

                  (a) Upon termination of this Agreement, Developer shall have no right to establish or operate any On The Border Restaurant for which a Franchise Agreement has not been executed by Brinker and delivered to Developer at the time of termination. Developer shall not thereafter identify himself as a former On The Border developer or use any of Brinker's trade secrets, except pursuant to any Franchise Agreement nor shall Developer disclose any of Brinker's trade secrets.

                  (b) If Brinker elects to terminate the territorial exclusivity granted to Developer in SECTION 1.3, modify such territorial exclusivity or reduce the area of territorial exclusivity, Developer shall continue to develop On The Border Restaurants in accordance with the development schedule set forth in SECTION 3.2, except insofar as the number of On The Border Restaurants which Developer is required to develop is reduced by Brinker pursuant to SECTION 7.4(W).

                 (c) If Brinker exercises any of its rights in 7.4(V), (X) or
(Y) above, Brinker shall be entitled to establish, and to license others to establish, On The Border Restaurants in the Territory or in the portion thereof no longer part of the Territory or pursuant to any other modifications of Developer's territorial exclusivity, except as may be otherwise provided under any Franchise Agreement which is then in effect between Brinker and Developer.

         7.7      NOT A DEFAULT UNDER FRANCHISE AGREEMENT.

No default under this Development Agreement shall thereby constitute a default under any Franchise Agreement between the parties hereto.

         7.8      REMEDIES NOT EXCLUSIVE.

The foregoing shall be in addition to any other rights or remedies of Brinker that exist under statute, regulation or common law.

8.       ASSIGNMENT: CONDITIONS AND LIMITATIONS

         8.1      TRANSFER BY BRINKER.

Brinker shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or legal entity.

         8.2      TRANSFER BY DEVELOPER.

                  (a) Any purported assignment or transfer not in full compliance with this SECTION 8.2 shall be null and void and shall constitute a material breach of this Agreement, for which Brinker may immediately terminate without opportunity to cure pursuant to ARTICLE 7 of this Agreement.

                  THE GOVERNING DOCUMENTS OF THE DEVELOPER ENTITY AND THE PARENT, IF APPLICABLE, MUST STATE THAT THE ENTITY'S SOLE BUSINESS ACTIVITY WILL BE THE DEVELOPMENT AND OPERATION OF ON THE BORDER RESTAURANTS OR OTHER BRINKER FRANCHISED RESTAURANTS. IN ADDITION, THE GOVERNING DOCUMENTS MUST MANDATE THE DESIGNATION OF A MANAGING OWNER AND DESCRIBE THE MANAGING OWNER'S AUTHORITY, AS

DEFINED IN THE GUIDELINES FOR APPROVAL OF DEVELOPER OWNERSHIP DISTRIBUTION PLANS, TO BIND THE DEVELOPER ENTITY AND TO DIRECT ANY ACTIONS NECESSARY TO ENSURE COMPLIANCE WITH THE DEVELOPMENT AGREEMENT, ANY FRANCHISE AGREEMENT OR ANCILLARY AGREEMENT (AS DEFINED IN THE GUIDELINES). NO AMENDMENTS INCONSISTENT WITH THE GUIDELINES FOR APPROVAL OF DEVELOPER OWNERSHIP DISTRIBUTION PLANS MAY BE MADE TO THE ARTICLES OF INCORPORATION, BY-LAWS, PARTNERSHIP AGREEMENT, OR OTHER GOVERNING DOCUMENTS OF THE DEVELOPER ENTITY OR THE PARENT, IF APPLICABLE. EACH SUCH ENTITY MUST NOTIFY BRINKER, AND AT BRINKER'S REQUEST PROVIDE COPIES, OF ANY AMENDMENTS TO ITS GOVERNING DOCUMENTS.

                  (b) All stock certificates shall include the following legend:

                  THE OWNERSHIP AND TRANSFER OF THIS STOCK IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THIS CORPORATION AND OF A DEVELOPMENT AGREEMENT WITH BRINKER INTERNATIONAL, INC. REFERENCE IS MADE TO SUCH DEVELOPMENT AGREEMENT AND THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF THIS CORPORATION, COPIES OF WHICH ARE ON FILE WITH THE RECORDS OF THE CORPORATION.

                  (c) In the adoption of any corporate name or partnership name, Developer shall not use any of the On The Border Marks, any variations or abbreviations, or any words confusingly similar to the On The Border Marks.

                  (d)      TRANSFER BY DEVELOPER.

                           Except with the prior written consent of an
authorized officer of Brinker, such consent not to be unreasonably withheld but may be withheld if Brinker determines such proposed transfer not to be in the best interest of the On The Border System, Developer shall not (1) assign or pledge this Agreement, or assign any of Developer's rights or delegate any of its duties hereunder; or (2) sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any equity securities of Developer; or (3) sell, assign, transfer, convey or give away substantially all of the assets of Developer or any On The Border Restaurant.

                  (e)      TRANSFER BY OWNERS.

                           Except with the prior written consent of an
authorized officer of Brinker or as set forth in the Franchise Agreement, no Owner shall sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any direct or indirect interest in Developer, which would leave an Owner with less than five percent (5%) unencumbered equity and interest in Developer (which consent shall not be unreasonably withheld).

                  (f)      TRANSFER OF EQUITY SECURITIES.

                           Developer understands and acknowledges that the
rights and duties set forth in this Agreement are personal to Developer and that Brinker has granted such rights in reliance on the business skill, financial capability, and personal character of Developer and Developer's Owners and any guarantor of Developer. Accordingly, neither Developer nor any initial subsequent successor or assignee to any part of Developer's interest in this Agreement, nor any individual, partnership, corporation, or other entity which directly or indirectly has or owns any interest in this Agreement or in the Developer shall sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber any direct or indirect interest in this Agreement or in any entity which owns this Agreement without the prior written consent of Brinker except as set forth in the Guidelines of Brinker in effect from time to time. Any purported assignment or transfer, by operation of law or otherwise, not having the written consent of Brinker required by this SECTION 8.2(F) shall be null and void and shall constitute a material breach of this Agreement.

                  (g)      NOTICE OF PROPOSED TRANSFER.

                           Brinker may condition its consent to the proposed
transfer of an interest referred to in this Section before the proposed transfer is to take place, and Developer shall provide such information and documentation relating to the proposed transfer as Brinker may reasonably require.

                  (h)      CONDITIONS OF CONSENT.

                           Brinker may condition its consent to the proposed
transfer of an interest referred to in this Section on satisfaction of any or all of the following requirements:

                           (i)      That all Developer's accrued monetary
obligations and all other outstanding obligations to Brinker and its affiliates have been satisfied;

                           (ii)     That Developer is not in default of any
material provision of this Agreement, any amendment hereof or successor hereto, or any other On the Border agreement between Developer and Brinker or its affiliates;

                           (iii)    That the transferee (or, if applicable,
such owners of the transferee as Brinker may request), in Brinker's sole judgment, satisfies all of Brinker's business standards and requirements; has the aptitude and ability to perform the obligations of Developer under this Development Agreement; and has adequate financial resources and capital to do so;

                           (iv)     That the transferee, at Brinker's election,
consistent with then current Brinker policy, (a) enter into a written assignment, in a form satisfactory to Brinker, assuming and agreeing to discharge all of Developer's obligations under this Agreement, or (b) execute, for a term ending on the expiration date of this Agreement, Brinker's then-current On The Border Restaurant Development Agreement applicable to such transferee and such ancillary agreements as Brinker may require. If the transferee is required to execute a new development agreement, such agreement shall supersede this Agreement in all respects;

                           (v)      That the transferee (or, if applicable, such
owners of the transferee as Brinker may request) meet all of the Brinker requirements then applicable to developers and execute a guarantee of the performance of Developer's obligations to Brinker and Brinker's affiliates;

                           (vi)     That the Developer and each transferor
execute a general release, in a form satisfactory to Brinker, of any and all claims against Brinker, its affiliates and their respective officers, directors, agents, and employees, in their corporate and individual capacities;

                           (vii)    That the transferee (or, if applicable,
the owners of the transferee, its restaurant managers and its proposed Managing Owner or Director), at the transferee's expense, complete any applicable orientation and training programs (if any) then required by Brinker;

                           (viii)   That the transferor pay a transfer fee
of Four Thousand Dollars ($4,000) in consideration of Brinker's expenses in reviewing the proposed transfer for the first On The Border Restaurant involved in the transaction and One Thousand Dollars ($1,000) for each additional On The Border Restaurant involved in the same transaction;

                           (ix)     Approval by Brinker of the terms of the
contract of sale which impact the sufficiency of cash flow from the business after payment of debt service for the purposes of completing the obligations of Developer hereunder.

                  (i)      DEATH OR MENTAL INCAPACITY.

                           Upon the death or mental incapacity of an Owner,
the executor, administrator, or personal representative of such Owner shall transfer the Owner's interest in Developer or the Parent to a third party approved by Brinker within a reasonable time after the Owners death or mental incapacity (such consent not to be unreasonably withheld). Such transfers, including, without limitation, transfers by devise or inheritance, shall be subject to Brinker's right of first refusal under SECTION 8.3, or, if such right is not exercised, the same conditions as may be imposed on any inter vivos transfer under this SECTION 8.2. In the case of transfer by devise or inheritance, if the heir is not approved or there is no heir, the executor shall use best efforts to transfer the Owner's interest to another party approved by Brinker within twelve (12) months from the date of the Owner's death. If the conveyance of the Owner's interest to a party acceptable to Brinker has not taken place within the twelve (12) month period, Brinker shall have the option to purchase the Owner's interest at fair market value.

         8.3      RIGHT OF FIRST REFUSAL.

                 (a) In the event Developer or any Owner receives an acceptable bona fide offer from a third party to purchase the development rights granted herein, or any franchised On The Border Restaurant, or any portion thereof or interest therein, Developer or Owner shall give Brinker written notice setting forth the name and address of the prospective purchaser, the price and terms of the offer together with a franchisee application completed by the prospective purchaser, a copy of the purchase and sale agreement, executed by both Developer or Owner, as applicable, and purchaser, and all exhibits, copies of any real estate purchase agreement or agreements, proposed security agreements and related promissory notes, assignment documents, title insurance commitment and any other information that Brinker may request in order to evaluate the offer. Brinker shall then have the prior option to purchase such interest covered by the offer at the price and upon the same terms of the offer. If the consideration is not money, the purchase price shall be cash equal to the fair market value of the consideration. Brinker shall have thirty (30) business days after receipt of Developer's or Owner's notice of offer and the furnishing of all reasonably requested information within which to notify Developer or Owner in writing of its intent to accept or reject the offer. Silence on the part of Brinker shall constitute rejection. Neither Developer nor Owner may rely upon any notice from Brinker of its intention to accept or reject the offer nor shall such notice be effective unless such notice is in writing and signed by an authorized officer of Brinker. If the proposed sale includes assets of Developer or Owner not related to the development and operation of franchised On The Border Restaurants, Brinker may, at its option, elect to purchase only the assets related to the development and operation of franchised On The Border Restaurants and an equitable purchase price shall be allocated to each asset included in the proposed sale. If the proposed sale includes Brinker-franchised restaurants other than On The Border restaurants ("Brinker Non-OTB Restaurants"), Brinker may, at its election purchase: (i) only the Brinker Non-OTB Restaurants; (ii) only the On The Border restaurants; or (iii) any combination of Brinker Non-OTB Restaurants or On The Border restaurants whether on an individual restaurant basis or on an aggregate basis; and an equitable purchase price shall be allocated to each restaurant. To the extent any other franchise or other agreements relating to other Brinker Non-OTB Restaurants owned by Developer may be inconsistent with, or conflict with the terms of the right of first refusal contained herein, the terms of this right of first refusal shall control. This right of first refusal shall apply to any transfer, conveyance, assignment, consolidation, merger or any other transaction in which legal or beneficial ownership of the rights granted by this Agreement is vested in other than the individual Developer; provided, however, it shall not apply if Developer consists of more than one person and the transfer or assignment is from one partner to another, both of whom are signatories to this Agreement as of the date hereof, so long as (i) the Operating Partner continues to satisfy the requirements set forth in SECTION 6.2 hereof, and (ii) Brinker is given written notice thereof prior to such transfer. If this Agreement has been assigned to a Corporation in accordance with SECTION 8.2(C) of this Agreement, then this right of first refusal shall also apply if Voting Common Stock in the Corporation is sold, assigned or transferred to individuals or entities other than those approved by Brinker as owners of the Voting Common Stock.

                  (b) The election by Brinker not to exercise its right of first refusal as to any offer shall not affect its right of first refusal as to any subsequent offer.

                  (c) Any sale, attempted sale, assignment or other transfer of the rights granted effected without first giving Brinker the right of first refusal described above shall be void and of no force and effect.

                  (d) If Brinker does not accept the offer to purchase the interests or On The Border Restaurant(s) proposed to be sold by Developer or Owner, Developer or Owner may conclude the sale to the purchaser who made the offer provided Brinker's consent to the assignment be first obtained, which consent will not be unreasonably withheld upon compliance with the conditions imposed by Brinker on the assignment. Conditions on assignment may include, but are not limited to, the following:

                           (i)      All accrued monetary obligations and all
other outstanding obligations of Developer to Brinker, whether arising under this Agreement or otherwise, must be satisfied at the time of such sale or assignment.

                           (ii)     Prospective purchaser must complete and be
approved through Brinker's standard developer selection process including satisfactorily demonstrating to Brinker that he meets the financial, character, managerial, equity ownership and such other criteria and conditions as Brinker shall then be applying in considering applications for new developers.

                           (iii)    Approval by Brinker of the terms and
conditions in the contract of sale which affect the sufficiency of cash flow after payment of debt service necessary for completing the obligations of Developer hereunder.

                           (iv)     Developer seller shall pay Brinker an
assignment fee of Four Thousand Dollars ($4,000) for the costs and expenses incurred by Brinker in connection with the transfer of the first On The Border Restaurant involved in the transaction and One Thousand Dollars ($1,000) for each additional On The Border Restaurant, involved in the same transaction.

                           (v)      Execution by Developer or Owner of a general
release of Brinker  in a form satisfactory to Brinker.

                  (e) In addition, Developer and each Owner agrees that, prior to acquiring any other On The Border Restaurant development rights or franchise which may be offered to it for sale or which it may offer to purchase, such development rights or franchise will first be offered to Brinker on the same terms, conditions and price.

         8.4      NON-WAIVER OF CLAIMS.

Brinker's consent to a transfer of any interest in Developer, any Owner or in this Agreement shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Brinker's right to demand exact compliance with any of the terms of this Agreement by the transferee.

9.       UNFAIR COMPETITION AND RESTRICTIVE COVENANT

         9.1      UNFAIR COMPETITION.

Developer acknowledges the uniqueness of the On The Border System and that Brinker is making its knowledge, know-how and expertise available to him for the purpose of developing and operating the On The Border Restaurant. Developer agrees that it would be an unfair method of competition for Developer to use or duplicate or to allow others to use or duplicate any of the knowledge, know-how and expertise received from Brinker for any use other than for the development and operation of franchised On The Border Restaurants. Developer, therefore, warrants that during the term of this Agreement, it will utilize its best and continuing efforts to promote and develop the System and during the term hereof and at all times thereafter will not directly or indirectly engage in the operation of any restaurant, other than On The Border Restaurants developed hereunder, which utilizes or duplicates the On The Border System, any trade secrets of Brinker, the On The Border Marks or the present or any former On The Border Current Image (as defined in ARTICLE 4 of the Franchise Agreement), or divulge such confidential information to any person other than his employees and then only to the extent necessary for the development of an On The Border Restaurant hereunder, unless such information has been independently developed by Developer, independently acquired or is already in the public domain, and, specifically, that Developer will not permit anyone to use, reproduce, copy, or exhibit any trade secrets of Brinker. Developer acknowledges that Brinker is currently engaged in the business of operating other full-service restaurants selling or leasing similar products, food items and services under the On The Border name and under other names and marks, and Brinker expressly reserves the right to continue such operations and to operate additional full-service restaurants and restaurant concepts in the future, and Developer hereby agrees that such businesses operated by Brinker do not constitute any breach of this Agreement or any implied covenant hereof.

         9.2      RESTRICTIVE COVENANT.

Developer covenants and agrees that during the term of this Agreement he will not own, operate or have any interest in any Mexican restaurant business except other franchised On The Border Restaurants. Developer further covenants and agrees that for a period of one (1) year after any sale, assignment, transfer, termination or expiration of this Agreement, Developer will not own, operate or have any interest in any Mexican restaurant business, except other franchised On The Border Restaurants, either at or within three (3) miles of the premises of any franchised On The Border Restaurant.

         9.3      COVENANTS OF OWNER.

Developer acknowledges that Brinker may require each Owner to execute an agreement in the form attached hereto as EXHIBIT B, containing the covenants set forth in SECTIONS 9.1 AND 9.2.

 10.     NOTICES

         10.1     NOTICES TO BRINKER.

All notices to Brinker shall be in writing and shall be hand delivered or sent by registered or certified mail, postage fully prepaid, addressed to it at its offices at 6820 LBJ Freeway, Dallas, Texas 75240, Attention: General Counsel, or at such other address as Brinker shall from time to time designate in writing,

         10.2     NOTICES TO DEVELOPER.

All notices to Developer shall be in writing and shall be hand delivered or sent by registered or certified mail, postage fully prepaid, or telegraph, addressed to Developer at Developer's last designated in writing mailing address:

                       ---------------------------------
                       ---------------------------------
                       ---------------------------------
                       ---------------------------------


         10.3     DATE OF DELIVERY.

Notices shall be deemed delivered on the earlier of actual receipt or the third
(3rd) day after  being deposited in the U.S. Mail.

11.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION

         11.1     INDEPENDENT CONTRACTOR AND INDEMNIFICATION.

                  (a) Developer is responsible for all losses or damages and contractual liabilities to third persons arising out of or in connection with development, possession, ownership or operation of the franchised On The Border Restaurants franchised to Developer, and for all claims or demands for damages to property or for injury, illness or death of persons directly or indirectly resulting therefrom. Developer agrees to defend, indemnify and save Brinker and its subsidiaries, its affiliated and parent companies, its employees, officers, shareholders and directors harmless of, from and with respect to any such claims, demands, losses, obligations, costs, expenses, liabilities, debts or damages unless resulting from the negligence, willful misconduct or failure to perform of Brinker or defects in goods manufactured by Brinker. Brinker shall notify Developer of any claims, and Developer shall be given the opportunity to assume the defense of the matter. If Developer fails to assume the defense, Brinker may defend the action in the manner it deems appropriate, and Developer shall pay to Brinker all costs, including attorneys fees, incurred by Brinker in effecting such defense, in addition to any sum which Brinker may pay by reason of any settlement or judgment against Brinker. Brinker's right to indemnity under this Agreement shall arise and be valid notwithstanding that joint or concurrent liability may be imposed on Brinker by statute, ordinance, regulation or other law.

                  (b) Providing Developer is properly using the On The Border Marks and/or the elements of the On The Border System deemed proprietary by Brinker and providing Developer has not changed or modified the On The Border Marks or proprietary elements of the On The Border System, Brinker agrees to indemnify, defend and save Developer and its subsidiaries, affiliates and parent companies, its employees, officers, shareholders and directors, harmless of, from and with respect to any claims, demands, losses, obligations, costs, expenses, liabilities, debts or damages arising from any third party claimant based upon alleged violations of the Lanham Act or similar state statute arising from the authorized use by Developer of the On The Border Marks or elements of the On The Border System deemed proprietary by Brinker.

12.      MISCELLANEOUS: GENERAL CONDITIONS

         12.1     INTERPRETATION.

The Introduction shall be considered a part of this Agreement. Paragraph captions are used only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular paragraphs to which they refer. Words of any gender used in this Agreement shall include any other gender, and words in the singular shall include the plural, where the context requires.

         12.2     NON-WAIVER.

                  (a) The failure of Brinker to exercise any right or option given to it under this Agreement, or to insist upon strict compliance by Developer with the terms and conditions of this Agreement shall not constitute a waiver of any terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by Brinker of its right at any time thereafter to require exact and strict compliance with the terms and conditions of this Agreement. The rights or remedies set forth in this Agreement are in addition to any other rights or remedies which may be granted by law.

                  (b) The failure of Developer to exercise any right or option given to it under this Agreement, or to insist upon strict compliance by Brinker with the terms and conditions of this Agreement shall not constitute a waiver of any terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by Developer of its right at any time thereafter to require exact and strict compliance of the terms and conditions of this Agreement. The rights or remedies set forth in this Agreement are in addition to any other rights or remedies which may be granted by law.

         12.3     MEDIATION, APPLICABLE LAW AND ENTIRE AGREEMENT.

                  (A) THE PARTIES AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT TO NON-BINDING MEDIATION PRIOR TO BRINGING SUCH CLAIM, CONTROVERSY OR DISPUTE IN A COURT. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY, EXPERIENCED IN THE MEDIATION OF FOOD SERVICE BUSINESS DISPUTES, AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT BRINKER'S CORPORATE HEADQUARTERS IN DALLAS, TEXAS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION OF THE MEDIATOR, SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY
(90) DAYS AFTER THE MEDIATOR HAS BEEN APPOINTED, THEN EITHER PARTY MAY BRING A LEGAL PROCEEDING UNDER SECTION (B) BELOW TO RESOLVE SUCH CLAIM, CONTROVERSY OR DISPUTE UNLESS SUCH TIME PERIOD IS EXTENDED BY WRITTEN AGREEMENT OF THE PARTIES. NOTWITHSTANDING THE FOREGOING, BRINKER MAY BRING AN ACTION (1) FOR MONIES OWED,
(2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR (3) INVOLVING THE POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION (B) BELOW, WITHOUT SUBMITTING SUCH ACTION TO MEDIATION.

                 (B) WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR AS OTHERWISE PROVIDED ABOVE, DEVELOPER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE COURTS OF DALLAS COUNTY, TEXAS AND THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. DEVELOPER HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. DEVELOPER HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY TEXAS OR FEDERAL LAW. DEVELOPER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE IN DALLAS COUNTY, TEXAS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF OR (3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, BRINKER MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS, THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED UNDER TEXAS LAW (WITHOUT REGARD TO TEXAS CHOICE OF'LAW RULES).

                  (C) DEVELOPER AND BRINKER ACKNOWLEDGE THAT THE PARTIES' AGREEMENT REGARDING CHOICE OF APPLICABLE STATE LAW AND FORUM SET FORTH IN SECTION (B) ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. EACH OF DEVELOPER AND BRINKER FURTHER ACKNOWLEDGE THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT.

                  (D) DEVELOPER AND BRINKER ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT OCCURRED IN DALLAS, TEXAS AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF DEVELOPER ARISING UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE PAYMENT OF MONIES DUE HEREUNDER, SHALL OCCUR IN DALLAS, TEXAS.

                  (e) Anything in this Agreement to the contrary notwithstanding, Developer shall conduct its business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which any franchised On The Border Restaurant developed hereunder is located.

         12.4     SEVERABILITY.

Brinker and Developer agree that if any provision of this Agreement may be construed in two ways, one of which would render the provision illegal or otherwise voidable or unenforceable and the other of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable. The language of all provisions of this Agreement shall be construed according to its fair meaning and not strictly against Brinker or Developer. It is the desire and intent of Brinker and Developer that the provisions of this Agreement be enforced to the fullest extent, and should any provision be invalid or unenforceable under Texas law, but valid under the laws of the state where any On The Border Restaurant developed hereunder is located, the provision shall be governed by the law of that state. In the event any court shall determine that any provision in this Agreement is not enforceable as written, Brinker and Developer agree that the provision shall be amended so that it is enforceable to the fullest extent permissible under the laws of the jurisdiction in which enforcement is sought. The provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained in the Agreement, and partially valid and enforceable provisions shall be enforced to the extent that they are valid and enforceable.

         12.5     MODIFICATION.

This Agreement may only be modified or amended by a written document executed by Brinker and Developer.

         12.6     BINDING EFFECT.

This Agreement shall be binding upon the parties, their heirs, executors, personal representatives, successors or assigns.

         12.7     SURVIVAL.

Any provisions of this Agreement which impose an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on the parties.

         12.8     ATTORNEY'S FEES.

In any litigation to enforce the terms of this Agreement, all costs and all reasonable attorney's fees (including those incurred on appeal) incurred as a result of the legal action shall be paid to the prevailing party by the other party.

         12.9     ENTIRE AGREEMENT.

This Agreement, together with the Franchise Application, Management Commitment Form and Capitalization Plan submitted by Developer to Brinker upon which Brinker is relying in granting the development rights, constitute the entire agreement of the parties and supersedes all prior negotiations, commitments, representations and undertakings of the parties with respect to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BRINKER:


[S E A L]                           Brinker International, Inc.,
                                    a Delaware corporation

ATTEST:

/s/ Barbara L. Mahoney              By:  /s/ Roger F. Thomson
-----------------------                -----------------------------
By: Barbara L. Mahoney                 Its: Executive Vice President
    Assistant/Secretary


                                   DEVELOPER:
[S E A L]
                                   N.E. RESTAURANT COMPANY, INC.,
ATTEST:                            a Delaware corporation


 NE Restaurant Co. Inc.            By: /s/ Dennis Pedra
------------------------              -------------------
By:____________________               Its: President

   Assistant/Secretary


                                    EXHIBIT A
                            ON THE BORDER RESTAURANT
                               FRANCHISE AGREEMENT


                            ON THE BORDER RESTAURANT

                               FRANCHISE AGREEMENT

                          N.E. RESTAURANT COMPANY, INC.
                         (___ [franchise location] ___)


                            ON THE BORDER RESTAURANT
                               FRANCHISE AGREEMENT

                                TABLE OF CONTENTS

                                                                        PAGE

1.       GRANT.............................................................2
   1.1        GRANT; TERM AND LOCATION.....................................2
   1.2.       NO TERRITORIAL PROTECTION....................................2
   1.3        COMPETITION WITH OTHER BRINKER RESTAURANTS  INCLUDING
              "COZYMEL'S" AND "CHILI'S" RESTAURANTS........................3

2.       FRANCHISE FEE.....................................................3
   2.1        FRANCHISE FEE................................................3

3.       REPRESENTATIONS OF FRANCHISEE.....................................4
   3.1        REPRESENTATIONS OF FRANCHISEE................................4

4.       STANDARDS AND UNIFORMITY OF OPERATION.............................5
   4.1        ON THE BORDER SYSTEM.........................................5
   4.2        SUGGESTIONS FROM FRANCHISEE..................................5
   4.3        MOD MANUAL...................................................5
   4.4        BUILDING AND PREMISES........................................6
   4.5        SIGNS........................................................6
   4.6        EQUIPMENT....................................................6
   4.7        VENDING MACHINES, ETC........................................7
   4.8        MENU AND SERVICE.............................................7
   4.9        HOURS OF OPERATION...........................................7
   4.10       DRESS CODE...................................................7
   4.11       ADVERTISING AND PROMOTIONAL MATERIALS........................8
   4.12       RIGHT OF ENTRY AND INSPECTION................................8
   4.13       INTERFERENCE WITH EMPLOYMENT RELATIONS OF OTHERS.............8

5.       SERVICES AVAILABLE TO FRANCHISEE..................................8
   5.1        SERVICES PROVIDED BY BRINKER.................................8

6.       PREMISES..........................................................9
   6.1        USE OF PREMISES..............................................9

   6.2        CASUALTY.....................................................9

7.       TRAINING..........................................................9
   7.1        PERSONNEL REQUIRED TO COMPLETE..............................10
   7.2        COSTS OF PARTICIPATION......................................10
   7.3        CONTINUOUS TRAINING PROGRAMS................................10
   7.4        EMPLOYEES OF FRANCHISED RESTAURANT..........................10

8.       ROYALTY AND ADVERTISING CONTRIBUTION.............................10
   8.1        ROYALTY.....................................................10
   8.2        ADVERTISING AND PUBLIC RELATIONS............................11
   8.3        GROSS SALES.................................................12
   8.4        LATE CHARGE.................................................12
   8.5        PAYMENT.....................................................12

9.       ACCOUNTING PROCEDURES: RIGHT OF AUDIT............................13
   9.1        ACCOUNTING..................................................13
   9.2        ANNUAL FINANCIAL STATEMENTS.................................13
   9.3        AUDITS......................................................13

10.      LIMITATIONS OF FRANCHISEE........................................14
   10.1       TRADEMARKS, TRADENAMES, SERVICES MARKS AND TRADE SECRETS....14
   10.2       INDEPENDENT CONTRACTOR......................................15

11.      UNFAIR COMPETITION...............................................15
   11.1       UNFAIR COMPETITION..........................................15
   11.2       COVENANTS OF OWNER..........................................16

12.      INSURANCE: INDEMNIFICATION.......................................16
   12.1       INSURANCE REQUIRED..........................................16
   12.2       INDEMNIFICATION.............................................16

13.      TAXES............................................................17
   13.1       TAXES.......................................................17

14.      ASSIGNMENT: CONDITIONS AND LIMITATIONS...........................17
   14.1       TRANSFER BY BRINKER.........................................17
   14.2       TRANSFER BY FRANCHISEE......................................17

15.      RIGHT OF FIRST REFUSAL...........................................20
   15.1       RIGHT OF FIRST REFUSAL......................................21

16.      OPTION TO OBTAIN SUCCESSOR FRANCHISE AGREEMENT...................23
   16.1       OPTION TO OBTAIN SUCCESSOR FRANCHISEE AGREEMENT.............23

17.      DEFAULT AND EFFECT OF TERMINATION................................24
   17.1       DEFAULT.....................................................24
   17.2       RIGHTS AND DUTIES UPON TERMINATION..........................27

18.      RESTRICTIVE COVENANT.............................................28
   18.1       RESTRICTIVE COVENANT........................................28
   18.2       COVENANTS OF OWNER..........................................28

19.      MISCELLANEOUS: GENERAL CONDITIONS................................28
   19.1       INTERPRETATION..............................................28
   19.2       NON-WAIVER..................................................28
   19.3       MEDIATION AND APPLICABLE LAW................................29
   19.4       SEVERABILITY................................................30
   19.5       NOTICES.....................................................31
   19.6       MODIFICATION................................................31

   19.7       BINDING EFFECT..............................................31
   19.8       SURVIVAL....................................................31
   19.9       ATTORNEY'S FEES.............................................31
   19.10      ENTIRE AGREEMENT............................................31


EXHIBIT A -   PREMISES

EXHIBIT B -   ON THE BORDER RESTAURANT AGREEMENT REGARDING UNFAIR COMPETITION
              AND RESTRICTIVE COVENANT

EXHIBIT C -   LIST OF OWNERS

EXHIBIT D -   GUARANTY AND INDEMNIFICATION


                            ON THE BORDER RESTAURANT
                               FRANCHISE AGREEMENT

          This Franchise Agreement (hereinafter the "Franchise Agreement", or the "Agreement") is made and entered into __________________, 19__ ("Effective Date"), by and between BRINKER INTERNATIONAL, INC., a Delaware corporation ("Brinker") and N.E. RESTAURANT COMPANY, INC., a Delaware corporation ("Franchisee").

                              W I T N E S S E T H:

         WHEREAS, Brinker is the exclusive owner or licensee of certain trademarks and service marks, including "ON THE BORDER", which is registered or pending with the United States Patent and Trademark Office, and is the owner or exclusive licensee of other marks authorized for use in On The Border restaurants (the "On The Border Marks").

         WHEREAS, Brinker has developed a comprehensive restaurant format and operating system, including the On The Border Marks, a recognized design, equipment system, color scheme and style of building, signs, uniform standards, specifications and procedures of operation, quality and uniformity of products and services offered, and procedures for inventory control and management (the "On The Border System") and is engaged in the business of operating and granting franchises to operate restaurants ("On The Border Restaurants") using the On The Border System and the On The Border Marks.

         WHEREAS, Brinker has established a high reputation and a positive image with the public as to the quality of products and services available at On The Border Restaurants, which reputation and image have been and continue to be unique benefits to Brinker and its franchisees.

         WHEREAS, Franchisee recognizes the benefits to be derived from being identified with and receiving a franchise from Brinker and being able to utilize the On The Border System and the On The Border Marks which Brinker makes available to its franchisees.

          WHEREAS, Franchisee desires to acquire a franchise to operate an On The Border Restaurant at the location for the entire Term (as defined in SECTION
1.1 hereof) specified in this Agreement. Franchisee acknowledges that he has received a copy of the Uniform Franchise Offering Circular of Brinker and has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by counsel of his own choosing at least ten (10) business days, excluding weekends and Federal holidays ("Business Days") prior to its execution, and is entering into this Agreement after having made an independent investigation of Brinker's operations and not upon any representation as to the profits and/or sales volume which Franchisee might be expected to realize, nor upon any representations or promises by Brinker which are not contained in this Agreement.

         In consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

 1.      GRANT

         1.1.     GRANT; TERM AND LOCATION.

Brinker hereby grants to Franchisee and Franchisee accepts, pursuant to the terms and conditions of this Franchise Agreement, a franchise for a period of twenty (20) years to use the On The Border System and the On The Border Marks only in the operation of an On The Border Restaurant ("Franchised Restaurant") located at ____________, specified in EXHIBIT A attached hereto (the "Premises"). The term of this Agreement shall commence on the Effective Date and shall expire twenty (20) years (the "Term") after the date the Franchised Restaurant opens for business ("Royalty Commencement Date") unless sooner terminated in accordance with the provisions of this Agreement. Franchisee agrees to operate the Franchised Restaurant at the specified location for the entire twenty (20) year Term. Franchisee accepts this franchise with the full and complete understanding that the franchise grant contains no promise or assurance of renewal. The sole and entire conditions under which Franchisee will have the opportunity of obtaining a successor On The Border Franchise Agreement at expiration are those set forth in ARTICLE 16 hereof. This franchise is for the specified location only and as set forth in Paragraphs 1.2 and 1.3 below, does not in any way grant or imply any exclusivity, area, market or territorial rights proprietary to Franchisee.

         1.2.     NO TERRITORIAL PROTECTION.

UNLESS OTHERWISE AGREED TO IN WRITING BY BRINKER, BRINKER MAY ESTABLISH AN ON THE BORDER RESTAURANT, OR GRANT ANY PERSON OR ENTITY A FRANCHISE OR LICENSE TO ADOPT OR USE FRANCHISOR'S MARKS IN THE OPERATION OF AN ON THE BORDER RESTAURANT ANYWHERE OTHER THAN AT THE PREMISES, AND SUCH ACTION SHALL NOT CONSTITUTE A BREACH OR DEFAULT UNDER THIS AGREEMENT OR OF ANY OTHER OBLIGATION, EXPRESS OR IMPLIED, WHICH BRINKER MAY OWE TO FRANCHISEE AT LAW OR IN EQUITY. FRANCHISEE HAS NO EXCLUSIVE TERRITORIAL RIGHTS, PROTECTED TERRITORY OR OTHER RIGHT TO EXCLUDE, CONTROL OR IMPOSE CONDITIONS ON THE LOCATION OR DEVELOPMENT OF OTHER OR FUTURE FRANCHISES UNDER THE ON THE BORDER MARKS OR ON BRINKER'S ACTIVITIES. WITHOUT LIMITING THE FOREGOING, BRINKER ALSO RESERVES THE RIGHT TO ESTABLISH FRANCHISES AND/OR FRANCHISOR-OWNED OUTLETS SELLING SIMILAR PRODUCTS AND PROVIDING SIMILAR SERVICES UNDER NAMES AND SYMBOLS INCLUDING THE ON THE BORDER MARKS, AND TO SELL, OR TO LICENSE OTHERS TO SELL, PRODUCTS BEARING THE ON THE BORDER MARKS THROUGH OTHER MEANS OF DISTRIBUTION, INCLUDING, WITHOUT LIMITATION, SUPERMARKETS AND WAREHOUSE CLUBS, BY MAIL OR FULL OR PARTIAL SERVICE RESTAURANTS, OR DELIVERY OR CATERING SERVICES.

         1.3. COMPETITION WITH OTHER BRINKER RESTAURANTS INCLUDING "COZYMEL'S" AND "CHILI'S" RESTAURANTS.

FRANCHISEE ACKNOWLEDGES THAT BRINKER CURRENTLY OWNS AND/OR FRANCHISES OTHER RESTAURANT CONCEPTS INCLUDING, BUT NOT LIMITED TO, COZYMEL'S AND CHILI'S AND MAY, IN THE FUTURE ACQUIRE, OWN, FRANCHISE OR OPERATE OTHER RESTAURANT CONCEPTS WHICH MAY BE CONSIDERED AS DIRECT OR INDIRECT COMPETITORS WITH AN ON THE BORDER RESTAURANT. BRINKER RESERVES THE RIGHT, AND FRANCHISEE AGREES THAT BRINKER MAY AT ANY TIME OR AT ANY LOCATION, PROCEED TO FRANCHISE, DEVELOP, CONSTRUCT, OPEN

OR OPERATE, RESTAURANTS OTHER THAN ON THE BORDER RESTAURANTS INCLUDING, BUT NOT LIMITED TO, "COZYMEL'S" OR "CHILI'S". FRANNCHISEE UNDERSTANDS AND AGREES THAT BRINKER'S DEVELOPMENT AND OPERATION OF OTHER RESTAURANT CONCEPTS IN COMPETITION WITH FRANCHISEE MAY OCCUR IN CLOSE PROXIMITY TO THE FRANCHISEE'S ON THE BORDER RESTAURANT LOCATION(S). FRANCHISEE ACKNOWLEDGES THAT BRINKER'S RIGHTS UNDER THIS PARAGRAPH WERE A SIGNIFICANT PART OF THE CONSIDERATION FOR THIS AGREEMENT AND IN THE ABSENCE OF SUCH RIGHTS, BRINKER WOULD HAVE SOUGHT, AMONG OTHER THINGS, SIGNIFICANTLY INCREASED FEES AND/OR ROYALTIES TO OFFSET ITS LOST
 DEVELOPMENT OPPORTUNITIES.

2.       FRANCHISE FEE

         2.1.     FRANCHISE FEE.

Franchisee acknowledges that the grant of this franchise constitutes the consideration for the payment by Franchisee to Brinker of Forty Thousand and No/100 Dollars ($40,000.00) (the "Franchise Fee"), and that this sum shall be fully earned by Brinker and payable to Franchisor in two (2) installments as follows: (i) $20,000 shall be paid to Franchisor on or before commencement of construction on the Premises. "Commencement of construction" shall be defined as the date on which excavation for footings has begun; and (ii) $20,000 shall be paid to Franchisor no less than ten (10) days prior to the Franchised Restaurant opening for business. Each installment of the Franchise Fee shall be deemed fully earned and nonrefundable upon payment to Franchisor in consideration for administrative and other expenses incurred by Franchisor in granting this franchise and for Franchisor's loss or deferred opportunity to franchise to others.

3.       REPRESENTATIONS OF FRANCHISEE

         3.1.     REPRESENTATIONS OF FRANCHISEE.

                  (a) The individuals listed in EXHIBIT C to this Agreement are the "Owners" of Franchisee for purposes of this Agreement. Franchisee acknowledges its understanding of Brinker's requirement that the Owners guarantee all the obligations of the Franchisee hereunder in accordance with take Guaranty Agreement attached hereto as EXHIBIT D which shall be executed contemporaneously with this Franchise Agreement. In addition, an individual "Managing Owner" shall be named who, throughout the term of this Agreement, lives in the Territory. The Managing Owner (i) must have a minimum five percent (5%) unencumbered equity ownership (including profits) and a minimum five percent (5%) controlling interest through any voting apparatus in Franchisee,
(ii) must be authorized by the Franchisee to bind the Franchisee in any dealings with Brinker or Brinker's Affiliates (as defined in the Guidelines), and authorized distributors, suppliers and contractors of Franchisee, (iii) must be authorized by the Franchisee to direct any actions necessary to ensure compliance with the Franchise Agreement, and (iv) must devote his full time and best efforts to day to day development activities with no operational or management commitments in other businesses (except other restaurants operated under franchises granted by Brinker). The Franchisee has not taken and agrees that it will not hereafter take, whether directly or indirectly, any action to avoid the authority requirements of the Managing Owner through the entry of limiting board resolutions, management agreements, amendment of governing documents (as defined in the Guidelines) or any other similar device or arrangement. Franchisee agrees to furnish Brinker with such evidence as Brinker may request from time to time for the purpose of assuring Brinker that the Managing Owner's authority remains as represented herein. No change in the Managing Owner may be made without the prior written consent of Brinker. If the Managing Owner dies or becomes incapacitated, then within sixty (60) days thereafter, Franchisee shall name a new Managing Owner approved by Brinker pursuant to Brinker's then current criteria for approving Managing Owners.

                  Notwithstanding the foregoing, if the Managing Owner does not intend to devote his full time and best efforts to the day to day operation of On The Border Restaurants or if the Managing Owner lives outside the Territory, then Franchisee must also designate an individual "Managing Director" who must be approved by Brinker and be totally involved in the day to day operation of the On The Border Restaurants with no operational or management commitments to other businesses (except other On The Border Restaurants operated under franchises granted to the Franchisee by Brinker). The Managing Director must live in the Territory.

                  (b) Franchisee shall notify Brinker of, and at Brinker's request provide copies of, any amendments to the articles of incorporation, bylaws, or other governing documents of Franchisee. No amendment to such governing documents may be made, nor may any resolution be adopted by the board of directors of Franchisee, if Franchisee is a corporation, without the prior written consent of an authorized officer of Brinker, if such amendment or resolution would (a) change the description of the Franchisee's purposes or authorized activity, (b) change the designation of or the procedures for designating a Managing Owner, (c) change the authority delegated to the Managing Owner or (d) materially alter promises or representations contained in the Distribution Plan approved by Brinker.

                  (c) Franchisee shall provide Brinker, upon request, annually with an updated list of all shareholders or general and limited partners of Franchisee and its parent, if any.

4.       STANDARDS AND UNIFORMITY OF OPERATION

         4.1.     ON THE BORDER SYSTEM.

The On The Border System is a comprehensive restaurant format and operating system for the sale of uniform and quality food products, emphasizing prompt and courteous service in a pleasant atmosphere. The establishment and maintenance of a close personal relationship between Brinker and Franchisee in the operation of the Franchised Restaurant and adherence to the principles of the On The Border System constitute the basic underlying substance of this franchise.

         4.2.     SUGGESTIONS FROM FRANCHISEE.

Suggestions from Franchisee for improving elements of the On The Border System, such as products, equipment, uniforms, restaurant facilities, service format and advertising, are encouraged and will be considered by Brinker when adopting or modifying standards, specifications and procedures for the On The Border System. Franchisee acknowledges that any such suggestions made by Franchisee hereunder shall become the exclusive property of Brinker. Brinker shall have no obligation to utilize suggestions or provide compensation for any suggestion. Franchisee may not utilize any such suggestions in the Franchised Restaurant without the prior written consent of Brinker.

         4.3.     MOD MANUAL.

                 (a) Subject to the standards as set forth in SUBSECTION 4.3(B) below, Franchisee acknowledges and agrees that prompt adoption of and adherence to Brinker's comprehensive restaurant format and operating system, including a standardized design, decor, equipment system, color scheme and style of building and signage, uniform standards, specifications and procedures of operation, quality and uniformity of product and services offered, and the provisions of the Manual of Operating Data (the "MOD Manual"), as amended from time to time, are reasonable, necessary and essential to the image and success of all On The Border Restaurants (the "On The Border Restaurant System"). The MOD Manual contains the official mandatory restaurant operating standards, specifications and procedures prescribed from time to time by Brinker for the operation of an On The Border Restaurant. Brinker expressly reserves the right to modify the MOD Manual and all other materials pertaining to the System at its sole discretion. The MOD Manual shall be kept at the Franchised Restaurant at all times and all changes or additions made by Brinker shall be inserted upon receipt. In the event of any conflict between the MOD Manual kept at the Franchised Restaurant and the master copy maintained by Brinker in Dallas, Texas (or such other place as may be designated by Brinker), the master copy shall control.

                  (b) Franchisee agrees that changes in the standards, specifications and procedures may become necessary and desirable from time to time and agrees to accept and comply with such modifications, revisions and additions to the MOD Manual which Brinker in the good faith exercise of its judgment believes to be desirable and reasonably necessary. The material and information set forth in the MOD Manual is confidential and proprietary to Brinker and is to be used by Franchisee only in connection with the operation of the Franchised Restaurant and other franchised On The Border Restaurants. The MOD Manual and other specifications, standards and operating procedures communicated in writing to Franchisee shall be deemed a part of this Agreement.

         4.4.     BUILDING AND PREMISES.

The building will be constructed and the premises improved in the manner authorized and approved by Brinker, and the appearance of the building and premises will not thereafter be altered except as may be approved in writing by Brinker. Further, Franchisee shall at its expense maintain the building and premises in first class condition and shall make all improvements, alterations and remodelings as may be determined by Brinker to be reasonably necessary to reflect the then current On The Border Restaurant image as reasonably changed and defined from time to time by Brinker ("Current Image"). Franchisee shall undertake repairs requested by Brinker within the reasonable time as may be specified by Brinker.

         4.5.     SIGNS.

The On The Border Marks will only be erected and displayed in the manner and at such locations as are approved and authorized by Brinker. Franchisee agrees to maintain and display signs reflecting the Current Image of On The Border Restaurants and shall not place additional signs or posters on the premises without the prior written consent of Brinker. Only signs from sources approved by Brinker may be utilized at the premises. Franchisee shall discontinue the use of and destroy such signs as are declared obsolete by Brinker within the reasonable time specified by Brinker. Such signs are fundamental to the On The Border Restaurant System and Franchisee hereby grants to Brinker the right to enter the building and premises to remove and destroy unapproved or obsolete signs in the event that Franchisee has failed to do so within thirty (30) days after the written request of Brinker.

         4.6.     EQUIPMENT.

Only equipment approved by Brinker which meets the criteria and performance standards of the On The Border Restaurant System may be used in the Franchised Restaurant. The equipment shall be maintained in a condition that meets operational standards specified in the MOD Manual and, as equipment becomes obsolete or inoperable, Franchisee will replace the equipment with the types and kinds of equipment as are then approved for use in On The Border Restaurants. If Brinker determines that additional or replacement equipment is needed because of a change in menu items or method of preparation and service or because of health or safety considerations, Franchisee will install the additional equipment or replacement equipment within ninety (90) days from the date Brinker delivers notice to Franchisee as specified in SECTION 19.5 hereof.

         4.7.     VENDING MACHINES, ETC.

Newspaper racks, juke boxes, cigarette, gum and candy machines, rides, lottery ticket terminals, video games or any other games, or vending or amusement machines will not be installed on the premises without the prior written approval of Brinker. If such items are installed on the premises after approval from Brinker is obtained, then all sums received by Franchisee in connection with these items shall be included within "gross sales" as defined in SECTION
8.3 hereof.

         4.8.     MENU AND SERVICE.

All menu items which Brinker may deem appropriate to take full advantage of the potential market and achieve standardization in the On The Border Restaurant System will be served, and no items which are not set forth in the MOD Manual or otherwise authorized and approved by Brinker in writing will be served. Franchisee shall only sell the approved menu items at retail to consumers from and through the Franchised Restaurant and shall not sell such items for redistribution or resale. Franchisee shall adhere to all specifications contained in the MOD Manual or as otherwise prescribed by Brinker as to ingredients, methods of preparation and service, weight and dimensions of products served, and standards of cleanliness, health and sanitation. All food, drink and other items will be served and sold in packaging that meets Brinker's specifications. Only food, supplies, paper products and packaging from sources approved by Brinker shall be used in the Franchised Restaurant.

         4.9.     HOURS OF OPERATION.

The Franchised Restaurant shall be open for business at a minimum from 11:00 a.m. to 10:00 p.m., seven (7) days a week, fifty-two (52) weeks a year, unless otherwise authorized or directed by Brinker. The Franchised Restaurant may be closed on Thanksgiving Day and/or Christmas Day if a majority of the On The Border Restaurants in the market area ("ADI") in which the Franchised Restaurant is located elect to close on the holiday.

         4.10.   DRESS CODE.

All employees shall comply with the dress code as is from time to time specified by Brinker.

         4.11.   ADVERTISING AND PROMOTIONAL MATERIALS.

Only those advertising and promotional materials or items which are authorized by Brinker in writing prior to use shall be used, sold or distributed, and no display or use of the On The Border Marks shall be made without the prior written approval of Brinker. All materials on which the On The Border Marks are used must include the designation (R) or such other designation as Brinker may specify.

         4.12.   RIGHT OF ENTRY AND INSPECTION.

To ensure compliance with this Agreement, Brinker shall have the unrestricted right to enter the Franchised Restaurant to conduct such activities as it deems necessary to ascertain compliance with this Agreement. The inspections may be conducted without prior notice at any time when Franchisee or one of his employees is at the Franchised Restaurant. The inspections will be performed in a manner which minimizes interference with the operation of the Franchised Restaurant.

         4.13.   INTERFERENCE WITH EMPLOYMENT RELATIONS OF OTHERS.

Neither Brinker nor Franchisee will attempt, directly or indirectly, to entice or induce, or attempt to entice or induce any employee of the other or of another franchisee of Brinker to leave such employment, or employ such employee within six (6) months after his or her termination of employment with such employer, except with the prior written consent of such employer.

5.       SERVICES AVAILABLE TO FRANCHISEE

         5.1.     SERVICES PROVIDED BY BRINKER.

Brinker agrees to periodically advise and consult with Franchisee in connection with the operation of the Franchised Restaurant and to provide at no additional cost to Franchisee, except as expressly provided below:

                  (a) A reproducible copy of the standard architectural building plans and specifications for current approved free-standing buildings. Any modifications of the standard plans and specifications, whether requested or required by planning and zoning boards, building codes or otherwise, must be approved in writing by Brinker and are to be paid for by Franchisee.

                  (b) A pre-opening training program conducted at Brinker training facilities and/or On The Border Restaurants.

                  (c) Pre-opening and opening supervision and assistance by personnel of Brinker at the Franchised Restaurant for a period of time as Brinker, in its discretion, deems appropriate. Franchisee shall bear all costs, including salary and benefits of, reasonable costs of lodging, food and travel, for all Brinker personnel utilized for pre-opening and opening supervision.

                  (d) One (1) Brinker MOD Manual, a copy of which will be loaned to Franchisee for the Term of this Agreement.

                  (e) Such merchandising, marketing and advertising research data and advice as may be developed from time to time by Brinker and deemed by it to be helpful in the operation of an On The Border Restaurant.

                  (f) Standardized cost control and inventory control procedures.

                  (g) Communication of new developments, techniques and improvements of Brinker in food preparation, equipment, food products, packaging, service and restaurant management which are relevant to the operation of an On The Border Restaurant.

 6.      PREMISES

         6.1.     USE OF PREMISES.

During the Term of this Agreement the Premises shall be used exclusively for the purpose of operating a franchised On The Border Restaurant.

         6.2.     CASUALTY.

In the event the building shall be damaged or destroyed by fire or other casualty, or be required to be repaired or reconstructed by any governmental authority, Franchisee shall, at its own expense, repair or reconstruct the building within a reasonable time under the circumstances. The minimum acceptable appearance for the restored building will be that which existed just prior to the casualty; however, every effort should be made to have the restored building reflect the then Current Image, and the then current design and specifications of On The Border restaurants. If the building is substantially destroyed by fire, or other casualty, Franchisee may, with agreement from Brinker, not to be unreasonably withheld or delayed taking into account the needs of the On The Border System and the franchised businesses, terminate the Agreement in lieu of Franchisee reconstructing the building.

7.       TRAINING

         7.1.     PERSONNEL REQUIRED TO COMPLETE.

As a condition precedent to the Franchised Restaurant opening, the Managing Owner or Managing Director, as applicable, and at least three (3) and up to five
(5) restaurant managers, must have successfully completed Brinker's training program in Dallas, Texas or at such other locations as may be specified by Brinker.

         7.2.     COSTS OF PARTICIPATION.

There shall be no charge for participation in the training program; however, Franchisee shall be responsible for all travel and living expenses, compensation of and worker's compensation insurance for the Managing Owner or Managing Director, as applicable, and the managers while enrolled in the training program and any other personal expenses, course materials, and training facility charges, if any.

         7.3.     CONTINUOUS TRAINING PROGRAMS.

The Managing Owner or Managing Director, as applicable, shall undertake and complete continuing training programs from time to time as may be directed by Brinker in order to implement current operational standards. Such programs may be in Dallas, Texas, or at such other locations as may be specified by Brinker. Brinker expressly reserves the right to impose reasonable fees for such additional training as Brinker shall determine in its sole discretion.

         7.4.     EMPLOYEES OF FRANCHISED RESTAURANT.

Franchisee shall implement a training program for Franchised Restaurant employees in accordance with training standards and procedures prescribed by Brinker and shall staff the Franchised Restaurant at all times during the Term of this Agreement with a sufficient number of trained employees including at least one (1) manager who has, within six (6) months prior to becoming manager, successfully completed Brinker's training program for restaurant managers at an accredited location to ensure that the On The Border operational standards are met.

8.       ROYALTY AND ADVERTISING CONTRIBUTION

         8.1.     ROYALTY.

Franchisee agrees to pay to Brinker a royalty of four percent (4%) of gross sales for the use of the On The Border System and the On The Border Marks. Royalties shall be paid monthly by the tenth (10th) day of each month based upon gross sales, as hereinafter defined in SECTION 8.3, for the preceding month.

         8.2.     ADVERTISING AND PUBLIC RELATIONS.

                  (a) Until Brinker has, in its sole discretion, established a cooperative ("Cooperative") or a National Advertising Fund ("Fund") as defined herein, Franchisee shall pay the sums set forth below:

                           (i)      Franchisee shall be obligated to spend two
percent (2%) of the gross sales of the On The Border Restaurant on appropriate local advertising approved by Brinker. Brinker shall have the right to require reasonable documentation, on a semi-annual basis, to evidence that expenditures by Franchisee have been made or contracted for. Franchisee shall have the discretion to expend such funds as and when Franchisee reasonably deems appropriate, so long as the Franchisee's expenditure schedule is acceptable to Brinker in its reasonable discretion. Notwithstanding the above, in the event such funds have not been spent or committed by Franchisee as scheduled, Brinker may require the Franchisee to remit such funds to Brinker to be spent on advertising.

                           (ii)     One-half of one percent (1/2%) of the gross
sales of the Franchised Restaurant shall be paid to Brinker on the tenth (10th) day of each month, based on gross sales of Franchisee for the preceding month, to be used for the purpose of maintaining, administrating, directing and preparing advertising, sales promotion, and public relations for the benefit of the On The Border System, including creative, production, media, and clearance costs of advertising and sales promotion materials and those market research expenditures directly related to the development and evaluation of the effectiveness of advertising and sales promotion. All such expenditures shall be at the discretion of Brinker.

                  (b) Franchisee agrees that Brinker, in its sole discretion, shall have the right to designate any geographical area as a "Designated Marketing Area" (f/k/a "ADI") for the purposes of establishing an advertising Cooperative, or may establish a Fund (as defined below). Franchisee shall be obligated to join any such cooperative established for a geographical area in which the Franchised Restaurant is located. At such time as Brinker, in its sole discretion, has established a Cooperative or Fund, Franchisee shall pay to Brinker an amount equal to four percent (4%) of Franchisee's monthly gross sales for the preceding month (in addition to the 1/2% under Paragraph 8.2(a)(ii)). This sum, less direct administrative expenses, will be used for advertising, sales promotion and public relations both in the ADI in which the Franchised Restaurant is located and on a national basis including creative, production, media, and clearance costs of advertising and sales promotion materials and those market research expenditures directly related to the development and evaluation of the effectiveness of advertising and sales promotion. All such expenditures shall be at the discretion of Brinker.

                  (c) For purposes of this Agreement, a Cooperative shall mean one or more On The Border restaurants operated by Brinker and one or more On The Border restaurants operated by one or more franchisees in any geographical area. A Fund shall be a fund whereby all On The Border restaurants shall contribute the required sum for advertising, sales promotion, and public relations of On The Border restaurants in the ADI and on a national basis. Certain franchised locations in institutional locations (such as airports) may be exempted from a Cooperative or a Fund.

                  (d) From time to time Brinker may advance additional funds to Brinker advertising accounts to fund additional necessary advertising campaigns. Such sums advanced by Brinker to the advertising account shall be reimbursed to Brinker. The reimbursed amounts, which may include interest, shall be paid from subsequent fees. Brinker reserves the right, in its sole discretion, to increase the sum payable pursuant to SECTIONS 8.2(A) AND (B) to an amount not to exceed five and one-half percent (5 1/2%) of the gross sales of at least the majority of all On The Border franchisees' consent in writing to increase such sums; provided, however, that the sum so payable may be increased without regard to the five and one-half percent (5 1/2%) limitation referenced herein if at least seventy-five percent (75%) of all On The Border franchisees consent in writing to increase such sum.

         8.3.     GROSS SALES.

The term "gross sales" as used in this Agreement includes all sums charged by Franchisee for goods, merchandise or services sold at or from the Franchised Restaurant, including all premiums unless exempted by Brinker. The sale of On The Border products away from the Franchised Restaurant is not authorized; however, should any such sales be approved in the future, they will be included within the definition of gross sales. Gross sales excludes any federal, state, county or city tax, excise tax, or other similar taxes collected by Franchisee from customers based upon sales, and cash received as payment in credit transactions where the extension of credit itself has already been included in the figure upon which the royalty and advertising contribution is computed.

         8.4.     LATE CHARGE.

Any royalty, advertising, or other charges due Brinker by Franchisee not paid when due shall bear a late charge at the maximum rate allowed by Texas law or, if no maximum rate relating to this transaction is in effect in the State of Texas, eighteen percent (18%) per annum. Nothing in this Agreement shall be construed to mean that Franchisee is to pay, or has contracted to pay, any sum in excess of that which may lawfully be charged or contracted for under any applicable law. The intention of the parties is to conform strictly to applicable usury laws and it is agreed that if an excess is inadvertently collected it shall be applied to reduce the amount owed under this ARTICLE 8.

         8.5.     PAYMENT.

All payments required to be made to Brinker under this Agreement shall be made in Dallas, Texas, or at such addresses and to such parties as Brinker may designate in writing from time to time. At the sole discretion of Brinker, upon written notice to Franchisee such payments will be made by electronic transfer of funds to the account of Brinker.

9.       ACCOUNTING PROCEDURES: RIGHT OF AUDIT

         9.1.     ACCOUNTING.

Franchisee agrees to keep true, accurate and complete records of his business in such form as Brinker now or hereafter may require and to furnish Brinker with a monthly and fiscal year to date profit and loss statement in the format prescribed by Brinker. Franchisee shall also submit to Brinker a balance sheet for the period ending on the first (1st) day of the third (3rd) month after the Franchised Restaurant opens, and thereafter Franchisee shall submit to Brinker quarterly balance sheets for the calendar quarters ending the last day of each March, June, September and December. All profit and loss statements and balance sheets should be prepared in accordance with generally accepted accounting principles and shall be submitted to Brinker within ten (10) days after the end of the period covered by the report. In addition, Franchisee shall retain for a period of at least twenty-four (24) months and upon request submit to Brinker copies of all state sales tax returns and all supporting data and records relating to sales made at or from the Franchised Restaurant and such other records as Brinker may reasonably request from time to time.

         9.2.     ANNUAL FINANCIAL STATEMENTS.

Within one hundred twenty (120) days after the close of each fiscal year, Franchisee shall submit a full disclosure of all persons with any interest in the Franchised Restaurant and a complete annual financial statement for the Franchised Restaurant, which statement, if requested by Brinker, shall be certified by a Certified Public Accountant.

         9.3.     AUDITS.

Franchisee agrees that Brinker or its representatives, at Brinker's expense, shall, at all reasonable times, have the right to examine or audit the books, records, state sales tax returns or accounts of Franchisee. Brinker shall similarly have the right to examine or audit the books, records, state sales tax returns or accounts of any and all persons or entities who are guarantors, who have personal liability, or who have joint and severable liability under this Agreement in those instances in which Franchisee has failed to make payments of the royalty or advertising fees in a timely fashion or has otherwise defaulted under this Agreement. In the event the audit discloses an understatement of gross sales which exceeds five (5%) percent for any period or periods, Franchisee shall, within fifteen (15) days after the receipt of the audit report, pay Brinker the royalty fee and the advertising fee in the amount of each understatement plus the late charge identified in SECTION 8.4 of this Agreement from the date such payments were originally due, plus Franchisee shall reimburse Brinker for all costs of the audit including travel, lodging and wages, reasonably incurred.

10.      LIMITATIONS OF FRANCHISEE

         10.1.   TRADEMARKS, TRADENAMES, SERVICES MARKS AND TRADE SECRETS.

                  (a) Franchisee acknowledges that ownership of all right, title and interest to the On The Border System and the On The Border Marks, are and shall remain vested solely in Brinker and Franchisee disclaims any right or interest therein or the good will derived therefrom. Franchisee agrees that all materials loaned or otherwise made available to him and all disclosures made to Franchisee and not to the general public by or at the direction of Brinker at any time before or during the Term of this Agreement relating to the On The Border System, including, without limitation, the MOD Manual in its entirety, financial information, marketing strategy and marketing programs are to be considered trade secrets of Brinker for purposes of this Agreement and shall be kept confidential and used by Franchisee only in connection with the operation of the Franchised Restaurant and other franchised On The Border Restaurants. Franchisee agrees not to divulge any of the trade secrets to any person other than his employees and then only to the extent necessary for the operation of the Franchised Restaurant and, specifically, that Franchisee will not, nor permit anyone to, use, reproduce, copy or exhibit any portion of the MOD Manual or any other trade secrets of Brinker.

                  (b) Franchisee will not, directly or indirectly, at any time during the Term of this Agreement or thereafter, do or cause to be done any act or thing disputing, attacking or in any way impairing or tending to impair Brinker's right, title or interest in the On The Border Marks or the On The Border System. Franchisee shall immediately notify Brinker of all infringements or imitations of the On The Border Marks which come to its attention or challenges to Franchisee's use of any of the On The Border Marks, and Brinker shall exercise absolute discretion in deciding what action, if any, should be taken. Franchisee agrees to cooperate in the prosecution of any action to prevent the infringement, imitation, illegal use or misuse of the On The Border

Marks and agrees to be named as a party in any such action if so requested by Brinker. Brinker agrees to bear the legal expenses incident to Franchisee's participation in such action, except for fees, expenses and other costs of Franchisee's personal legal counsel if Franchisee elects to be represented by counsel of his own choosing.

                  (c) In the adoption of a corporate or partnership name, Franchisee shall not use any of the On The Border Marks, any variations or abbreviations, or any words confusingly similar to the On The Border Marks.

                  (d) Providing Franchisee is properly using the On The Border Marks and/or the elements of the On The Border System deemed proprietary by Brinker and providing Franchisee has not changed or modified the On The Border Marks and/or the proprietary elements of the On The Border System, Brinker agrees to indemnify, defend and save Franchisee and its subsidiaries, its affiliates and parent companies, its employees, officers, shareholders and directors, harmless of, and only with respect to, any actual out of pocket costs, expenses or damages arising out of any final judgments of third party claimants based on alleged violations of the Lanham Act or similar state statute arising by the authorized use by Franchisee of the On The Border Marks or the elements of the On The Border System deemed proprietary by Brinker. In no event shall Franchisee be entitled to any prospective damages, lost profits, consequential damages and similar type liabilities.

         10.2.             INDEPENDENT CONTRACTOR.

                  (a) Franchisee is an independent contractor and is not an agent, partner, joint venturer or employee of Brinker, and no fiduciary relationship between the parties exists. Neither Franchisee nor Brinker shall have any right to bind or obligate the other in any way nor represent that it has any right to do so. Neither party shall have control over the terms and conditions of employment of the other party's employees.

                  (b) In all public records and in Franchisee's relationship with other persons, on stationery, business cards, business forms and checks Franchisee shall indicate independent ownership of the Franchised Restaurant and that it is operated under a Franchise granted by Brinker.

                  (c) Franchisee shall exhibit on the premises in such places as may be designated by Brinker, a notification that the Franchised Restaurant is operated by an independent operator and not by Brinker.

11.      UNFAIR COMPETITION

         11.1.  UNFAIR COMPETITION.

Franchisee acknowledges the uniqueness of the On The Border System and that Brinker is making its knowledge, know-how and expertise available to him for the purpose of operating the Franchised Restaurant. Franchisee agrees that it would be an unfair method of competition for Franchisee to use or duplicate or to allow others to use or duplicate any of the knowledge, know-how and expertise received from Brinker for any use other than for the operation of franchised On The Border Restaurants. Franchisee, therefore, warrants that during the Term of this Agreement, it will utilize its best and continuing efforts to promote and develop the business at the Franchised Restaurant and during the Term hereof and at all times thereafter will not directly or indirectly engage in the operation of any restaurant, other than the Franchised Restaurant and other On The Border Restaurants franchised from Brinker, which utilizes or duplicates the On The Border System, any trade secrets of Brinker, the On The Border Marks or the present or any former On The Border Current Image (as defined in ARTICLE 4 hereof), or divulge such confidential information to any person other than his employees and then only to the extent necessary for the operation of an On The Border Restaurant hereunder, unless such information has been independently developed by Franchisee, independently acquired or is already in the public domain and, specifically, that Franchisee will not permit anyone to use, reproduce, copy, or exhibit any trade secrets of Brinker. Franchisee acknowledges that Brinker is currently engaged in the business of operating other full-service restaurants selling or leasing similar products, food items and services under the On The Border name and under other names and marks, and Brinker expressly reserves the right to continue such operations and to operate additional full-service restaurants and restaurant concepts in the future, and Franchisee hereby agrees that such businesses operated by Brinker do not constitute any breach of this Agreement or any implied covenant hereof.

         11.2.  COVENANTS OF OWNER.

Franchisee acknowledges that Brinker may require each Owner to execute an agreement in a form attached hereto as EXHIBIT B containing the covenants set forth herein.

12.      INSURANCE: INDEMNIFICATION

         12.1.  INSURANCE REQUIRED.

                  (a) Franchisee agrees to carry at its expense during the Term of this Agreement, Comprehensive General Liability insurance, including Products Liability and Broad Form Contractual Liability, and Liquor Liability (Dram
Shop), issued by a reputable insurance carrier approved by Brinker, such approval not to be unreasonably withheld, in an amount of not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000,00) per occurrence for bodily injury and FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) per occurrence for property damage, or in such increased amounts as Brinker may reasonably request from time to time during the Term of this Agreement. Each policy will name Brinker and its subsidiaries, its affiliated and parent companies as additional insureds, will provide that the policy cannot be canceled without thirty (30) days prior written notice to Brinker, and shall insure the contractual liability of Franchisee under SECTION 12.2 hereof. Prior to the Royalty Commencement Date, Franchisee shall furnish to Brinker a Certificate of Insurance reflecting that the insurance coverage is in effect. All policies shall be renewed, and a renewal Certificate of Insurance mailed to Brinker in Dallas, Texas, or at such other location as may be specified by Brinker prior to the expiration date of the policies.

                  (b) Franchisee agrees to secure and pay premiums on a Worker's Compensation policy covering himself and all his employees, as required by law.

         12.2.  INDEMNIFICATION.

Franchisee is responsible for all losses or damages and contractual liabilities to third persons arising out of or in connection with possession, ownership or operation of the Franchised Restaurant, and for all claims or demands for damages to property or for injury, illness or death of persons directly or indirectly resulting therefrom. Franchisee agrees to defend, indemnify and save Brinker and its subsidiaries, its affiliated and parent companies, its employees, officers, shareholders and directors harmless of, from and with respect to any such claims, demands, losses, obligations, costs, expenses, liabilities, debts or damages unless resulting from the negligence or willful misconduct of Brinker or defects in goods manufactured by Brinker. Brinker shall notify Franchisee of any claims, and Franchisee shall be given the opportunity to assume the defense of the matter. If Franchisee fails to assume the defense,

Brinker may defend the action in the manner it deems appropriate, and Franchisee shall pay to Brinker all costs, including attorneys fees, incurred by Brinker in effecting such defense, in addition to any sum which Brinker may pay by reason of any settlement or judgment against Brinker. Brinker's right to indemnity under this Agreement shall arise and be valid notwithstanding that joint or concurrent liability may be imposed on Brinker by statute, ordinance, regulation or other law.

13.      TAXES

         13.1.  TAXES.

Franchisee shall pay when due all taxes levied or assessed in connection with the possession, ownership or operation of the Franchised Restaurant or in connection with amounts paid or received under this Agreement, including without limitation any sales, use or other ad valorem taxes (other than any tax that is measured by or related to the net income of Brinker or to its corporate status in a state) as well as any and all employee payroll and employment taxes. If any such tax shall be paid by Brinker, Franchisee shall promptly reimburse Brinker the amount paid. In the event of any bona fide dispute as to the liability for a tax assessed against Franchisee, Franchisee may contest the validity or the amount of the tax in accordance with procedures of the taxing authority. Franchisee shall not permit a tax sale or seizure against the premises or equipment.

14.      ASSIGNMENT: CONDITIONS AND LIMITATIONS

         14.1.  TRANSFER BY BRINKER.

Brinker shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or legal entity.

         14.2.  TRANSFER BY FRANCHISEE.

                  (a) Any purported assignment or transfer not in full compliance with this SECTION 14.2 shall be null and void and shall constitute a material breach of this Agreement, for which Brinker may immediately terminate without opportunity to cure pursuant to ARTICLE 17 of this Agreement.

                  THE GOVERNING DOCUMENTS OF THE FRANCHISEE ENTITY AND THE PARENT, IF APPLICABLE, MUST STATE THAT THE ENTITY'S SOLE BUSINESS ACTIVITY WILL BE THE OPERATION OF ON THE BORDER RESTAURANTS OR OTHER BRINKER FRANCHISED RESTAURANTS. IN ADDITION, THE GOVERNING DOCUMENTS MUST MANDATE THE DESIGNATION OF A MANAGING OWNER AND DESCRIBE THE MANAGING OWNER'S AUTHORITY, AS DEFINED IN THE GUIDELINES FOR APPROVAL OF FRANCHISEE OWNERSHIP DISTRIBUTION PLANS, TO BIND THE FRANCHISEE ENTITY AND TO DIRECT ANY ACTIONS NECESSARY TO ENSURE COMPLIANCE WITH THE FRANCHISE AGREEMENT OR ANCILLARY AGREEMENT (AS DEFINED IN THE GUIDELINES). NO AMENDMENTS INCONSISTENT WITH THE GUIDELINES FOR APPROVAL OF FRANCHISEE OWNERSHIP DISTRIBUTION PLANS MAY BE MADE TO THE ARTICLES OF INCORPORATION, BY-LAWS, PARTNERSHIP AGREEMENT, OR OTHER GOVERNING DOCUMENTS OF THE FRANCHISEE ENTITY OR THE PARENT, IF APPLICABLE. EACH SUCH ENTITY MUST NOTIFY BRINKER, AND AT BRINKER'S REQUEST PROVIDE COPIES, OF ANY AMENDMENTS TO ITS GOVERNING DOCUMENTS.

                  (b) All stock certificates shall include the following legend:

         THE OWNERSHIP AND TRANSFER OF THIS STOCK IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THIS CORPORATION AND OF A FRANCHISEE AGREEMENT WITH BRINKER INTERNATIONAL, INC. REFERENCE IS MADE TO SUCH FRANCHISEE AGREEMENT AND THE PROVISIONS

         OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF THIS CORPORATION, COPIES OF WHICH ARE ON FILE WITH THE RECORDS OF THE CORPORATION.

                  (c) In the adoption of any corporate name or partnership name, Franchisee shall not use any of the On The Border Marks, any variations or abbreviations, or any words confusingly similar to the On The Border Marks.

                  (d)      TRANSFER BY FRANCHISEE.

                           Except with the prior written consent of an
authorized officer of Brinker, such consent not to be unreasonably withheld but may be withheld if Brinker determines such proposed transfer not to be in the best interest of the On The Border System, Franchisee shall not (1) assign or pledge this Agreement, or assign any of Franchisee's rights or delegate any of its duties hereunder; or (2) sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any equity securities of Franchisee; or (3) sell, assign, transfer, convey or give away substantially all of the assets of Franchisee or any On The Border Restaurant.

                  (e)      TRANSFER BY OWNERS.

                           Except with the prior written consent of an
authorized officer of Brinker or as set forth herein, no Owner shall sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any direct or indirect interest in Franchisee; provided, however, that Owner may transfer its interest to another Owner upon receiving the consent of Brinker, not to be unreasonably withheld.

                  (f)      TRANSFER OF EQUITY SECURITIES.

                           Franchisee understands and acknowledges that the
rights and duties set forth in this Agreement are personal to Franchisee and that Franchisor has granted such rights in reliance on the business skill, financial capacity and personal character of Franchisee and Franchisee's Owners and any guarantor of Franchisee. Accordingly, neither Franchisee nor any initial or subsequent successor assignee to any part of Franchisee's interest in this Agreement, or any individual, partnership, corporation, or other entity which directly or indirectly has or owns any interest in this Agreement or in Franchisee shall sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any direct or indirect interest in this Agreement or in any entity which owns this Agreement without the prior written consent of Franchisor except as set forth in the Guidelines of Franchisor in effect from time to time. Any purported assignment or transfer, by operation of law or otherwise not having the written consent of Franchisor required by this SECTION 14.2(F) shall be null and void and shall constitute a material breach of this Agreement.

                  (g)      NOTICE OF PROPOSED TRANSFER.

                           The proposed transferor shall notify Brinker in
writing of any proposed transfer of an interest referred to in this Section before the proposed transfer is to take place, and Franchisee shall provide such information and documentation relating to the proposed transfer as Brinker may reasonably require.

                  (h)      CONDITIONS OF CONSENT.

                           Brinker may condition its consent to the proposed
transfer of an interest referred to in this Section on satisfaction of any or all of the following requirements:

                           (i)      That all Franchisee's accrued monetary
obligations and all other outstanding obligations to Brinker and its Affiliates have been satisfied;

                           (ii)     That Franchisee is not in default of any
provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Brinker or its affiliates;

                           (iii)    That the transferee (or, if applicable,
such owners of the transferee as Brinker may request), in Brinker's sole judgment, satisfies all of Brinker's business standards and requirements; has the aptitude and ability to perform the obligations of Franchisee under this Franchise Agreement; and has adequate financial resources and capital to do so;

                           (iv)     That the transferee, at Brinker's election,
consistent with then current Brinker policy, (a) enter into a written assignment, in a form satisfactory to Brinker, assuming and agreeing to discharge all of Franchisee's obligations under this Agreement, or (b) execute, for a term ending on the expiration date of this Agreement, Brinker's then-current On The Border Restaurant Franchise Agreement applicable to such transferee and such ancillary agreements as Brinker may require. If the transferee is required to execute a new franchise agreement, such agreement shall supersede this Agreement in all respects;

                           (v)      That the transferee (or, if applicable, such
owners of the transferee as Brinker may request) meet all of the Brinker requirements then applicable to franchisees and execute a guarantee of the performance of Franchisee's obligations to Brinker and Brinker's affiliates;

                           (vi)     That the Franchisee and each transferor
execute a general release, in a form satisfactory to Brinker, of any and all claims against Brinker, its affiliates, and their respective officers, directors, agents, and employees, in their corporate and individual capacities;

                           (vii)    That the transferee (or, if applicable,
the owners of the transferee, its restaurant managers and its proposed Managing Owner or Director), at the transferee's expense, complete any applicable orientation and training programs (if any) then required by Brinker;

                           (viii)   That the transferor pay a transfer fee
of Four Thousand Dollars ($4,000) in consideration of Brinker's expenses in reviewing the proposed transfer for the first On The Border Restaurant involved in the transaction and One Thousand Dollars ($1,000) for each additional On The Border Restaurant involved in the same transaction;

                           (ix)     Approval by Brinker of the terms of the
contract of sale which impact the sufficiency of cash flow from the business after payment of debt service necessary for reinvestment in the business for, among other things, refurnishing, maintaining and remodeling the premises.

                  (i)      DEATH OR MENTAL INCAPACITY.

                           Upon the death or mental incapacity of an Owner,
the executor, administrator, or personal representative of such Owner shall transfer the Owner's interest in Franchisee or the Parent to a third party approved by Brinker within a reasonable time after the Owner's death or mental incapacity. Such transfers, including, without limitation, transfers by devise or inheritance, shall be subject to Brinker's right of first refusal under
ARTICLE 15, or, if such right is not exercised, the same conditions as may be imposed on any inter vivos transfer under this SECTION 14.2. In the case of transfer by devise or inheritance, if the heir is not approved or there is no heir, the executor shall use best efforts to transfer the Owner's interest to another party approved by Brinker within twelve (12) months from the date of the Owner's death. If the conveyance of the Owner's interest to a party acceptable to Brinker has not taken place within the twelve (12) month period, Brinker shall have the option to purchase the Owner's interest at fair market value.

15.      RIGHT OF FIRST REFUSAL

         15.1.  RIGHT OF FIRST REFUSAL.

                  (a) In the event Franchisee or any Owner receives an acceptable bona fide offer from a third party to purchase the Franchised Restaurant or any portion thereof or interest therein. Franchisee or Owner shall give Brinker written notice setting forth the name and address of the prospective purchaser, the price and terms of the offer together with a franchisee application completed by the prospective purchaser, a copy of the purchase and sale agreement, executed by both Franchisee or Owner, as applicable, and purchaser, and all exhibits, copies of any real estate purchase agreement or agreements, proposed security agreements and related promissory notes, assignment documents, title insurance commitment and any other information that Brinker may request in order to evaluate the offer. Brinker shall then have the prior option to purchase such interest covered by the offer at the price and upon the same terms of the offer. If the consideration is not money, the purchase price shall be cash equal to the fair market value of the consideration. Brinker shall have thirty (30) calendar days after receipt of Franchisee's or Owner's notice of offer and the furnishing of all reasonably requested information within which to notify Franchisee or Owner in writing of its intent to accept or reject the offer. Silence on the part of Brinker shall constitute rejection. Neither Franchisee nor Owner may rely upon any notice from Brinker of its intention to accept or reject the offer nor shall such notice be effective unless such notice is in writing and signed by an officer of Brinker. If the proposed sale includes assets of Franchisee not related to the operation of franchised On The Border Restaurants, Brinker may, at its option, elect to purchase only the assets related to the operation of franchised On The Border Restaurants and an equitable purchase price shall be allocated to each asset included in the proposed sale. If the proposed sale includes Brinker-franchised restaurants other than On The Border restaurants ("Brinker Non-OTB Restaurants"), Brinker may, at its election purchase: (i) only the Brinker Non-OTB Restaurants; (ii) only the On The Border restaurants; or
 (iii) any combination of Brinker Non-OTB Restaurants or On The Border restaurants whether on an individual restaurant basis or on an aggregate basis; and an equitable purchase price shall be allocated to each restaurant. To the extent any other franchise or other agreements relating to other Brinker Non-OTB Restaurants owned by Franchisee may be inconsistent with, or conflict with the terms of the right of first refusal contained herein, the terms of this right of first refusal shall control. This right of first refusal shall apply to any transfer, conveyance, assignment, consolidation, merger or any other transaction in which legal or beneficial ownership of the franchise granted by this Agreement is vested in other than the individual Franchisee; provided, however, it shall not apply if Franchisee consists of more than one person and the transfer or assignment is from one partner to another, both of whom are signatories to this Agreement as of the date hereof, so long as (i) the Operating Partner continues to satisfy the requirements set forth in SECTION 3.1 hereof, and (ii) Brinker is given written notice thereof prior to such transfer. If this Agreement has been assigned to a Corporation in accordance with SECTION 14.2(C) of this Agreement, then this right of first refusal shall also apply if Voting Common Stock in the Corporation is sold, assigned or transferred to individuals or entities other than those approved by Brinker as owners of the

Voting Common Stock.

                  (b) The election by Brinker not to exercise its right of first refusal as to any offer shall not affect its right of first refusal as to any subsequent offer.

                  (c) Any sale, attempted sale, assignment or other transfer of the franchise grant effected without first giving Brinker the right of first refusal described above shall be void and of no force and effect.

                  (d) If Brinker does not accept the offer to purchase the interests or On The Border Restaurant(s) proposed to be sold by Franchisee or Owner, Franchisee or Owner may conclude the sale to the purchaser who made the offer provided Brinker's consent to the assignment be first obtained, which consent will not be unreasonably withheld upon compliance with the conditions imposed by Brinker on the assignment. Conditions on assignment may include, but are not limited to, the following:

                           (i)      All accrued monetary obligations and all
other outstanding obligations of Franchisee to Brinker, whether arising under this Agreement or otherwise, must be satisfied at the time of such sale or assignment.

                           (ii)     Prospective purchaser must complete and be
approved through Brinker's standard franchisee selection process including satisfactorily demonstrating to Brinker that he meets the financial, character, managerial, equity ownership and such other criteria and conditions as Brinker shall then be applying in considering applications for new franchises.

                           (iii)   Prospective purchaser shall submit to and
satisfactorily complete  Brinker's training for new franchisees.

                           (iv)     Approval by Brinker of the terms and
conditions in the contract of sale which affect the sufficiency of cash flow from the business after payment of debt service necessary for reinvestment in the business for, among other things, refurnishing, maintaining and remodeling the premises.

                           (v)      Franchisee seller shall remain personally
liable to Brinker for royalty and advertising payments, unless the sale is for one hundred percent (100%) cash, or if the contract of sale provides that installment payments of the purchase price are subordinate to the royalty and advertising payments called for in this Agreement, in which circumstance, the Franchisee seller will be released from personal liability to Brinker.

                           (vi)     Franchisee seller shall pay Brinker an
assignment fee of Four Thousand Dollars ($4,000) for the costs and expenses incurred by Brinker in connection with the transfer of the first On The Border Restaurant involved in the transaction and One Thousand Dollars ($1,000) for each additional On The Border Restaurant involved in the same transaction.

                           (vii)   Execution by Franchisee or Owner seller
of a general release of  Brinker in a form satisfactory to Brinker.

                  (e) In addition, Franchisee agrees that, prior to acquiring any other On The Border Restaurant franchise which may be offered to it for sale or which it may offer to purchase, such franchise will first be offered to Brinker on the same terms, conditions and price.

                  (f) Brinker's consent to a transfer of any interest in Franchisee, any Owner or in this Agreement shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Brinker's right to demand exact compliance with any of the terms of this Agreement by the transferee.

16.      OPTION TO OBTAIN SUCCESSOR FRANCHISE AGREEMENT

         16.1.   OPTION TO OBTAIN SUCCESSOR FRANCHISEE AGREEMENT.

Franchisee shall have, exercisable on the expiration date of the Term of this Agreement, an option to obtain a Successor On The Border Franchise Agreement ("Successor Franchise Agreement") for a term of twenty (20) years, provided that each of the conditions in (a) through (f) below are satisfied by Franchisee:

                  (a) Franchisee has given Brinker written notice ("Notice") of its intention to exercise its option to obtain a Successor Franchise Agreement during the second (2nd) year prior to the expiration of the Term of this Agreement.

                  (b) Franchisee, at the time of the Notice and at the time of the expiration of the Term of this Agreement, is not in default of and has substantially complied with the terms and conditions of this Agreement consistently and throughout its Term, including but not limited to the following:

                           (i)      Franchisee has operated the Franchised
Restaurant in accordance with the terms and conditions of this Agreement, including, but not limited to, operating the Franchised Restaurant in compliance with the operating standards and specifications established from time to time by Brinker as to quality of service, cleanliness, health and sanitation; and

                           (ii)     Franchisee has satisfied, in a timely
fashion, all financial obligations in accordance with the terms and conditions of this Agreement; and

                           (iii)    Franchisee has maintained, improved,
altered and remodeled the restaurant building, premises, signs and equipment throughout the Term of this Agreement in accordance with the terms and conditions of this Agreement.

                  (c) Within one hundred and twenty (120) days after receipt of the Notice, Brinker shall advise Franchisee in writing if Franchisee is not eligible to obtain a Successor Franchise Agreement, specifying the reasons for such ineligibility and identifying whether such deficiencies are capable of cure, and the cure period, if applicable. Between the date of the Notice and the expiration date of the Term of this Agreement, if any act, circumstance or omission causes Franchisee to become ineligible to obtain a Successor Franchise Agreement then Brinker shall advise Franchisee in writing thereof, specifying the deficiency and identifying a cure period if applicable.

                  (d) Franchisee has the right to remain in possession of the premises for the term of the Successor Franchise Agreement.

                  (e) Franchisee shall execute the then current form of Successor Franchise Agreement, which may differ as to royalty and advertising contributions, as well as other terms and conditions. Franchisee shall, upon execution of the Successor Franchise Agreement, pay to Brinker the then current Franchise Fee.

                  (f) Franchisee and Brinker shall execute general mutual releases of each other in a form satisfactory to Brinker, except as to any claim which may be based on fraud or misrepresentation or is the subject matter of litigation or other documented dispute resolution process in existence on the date Brinker receives notice set forth in SECTION 16.1(A) hereof or at the time of expiration of the Term of this Agreement.

17.      DEFAULT AND EFFECT OF TERMINATION

         17.1.  DEFAULT.

If an act of default hereunder is committed by Franchisee, and Franchisee fails to cure the default after any required notice and within the cure period applicable, Brinker may, at its option and without prejudice to any other rights or remedies provided for hereunder or by law, terminate the Franchise Agreement by written notice or otherwise. The applicable cure period shall be as described below but, if a cure period is not specifically mentioned, it shall be thirty
(30) days. In some cases, as identified below, no cure period is allowed and no notice may be required. If any applicable law or rule requires a longer notice period or a longer cure period than that provided herein, then the period required under the law or rule shall be substituted for the requirements herein. The following are material acts of default and shall be good cause for termination:

                  (a) Franchisee fails to operate the Franchised Restaurant in accordance with the operating standards and specifications established from time to time by Brinker as to service, cleanliness, health and sanitation. Franchisee shall have five (5) days after notification to cure the default.

                  (b) Franchisee sells any product which does not conform to Brinker's specifications. Franchisee shall have two (2) days after notification to cure the default.

                  (c) Franchisee fails to sell products designated by Brinker. Franchisee shall have two (2) days after notification to cure the default.

                  (d) Franchisee sells products not approved by Brinker. Franchisee shall have two (2) days after notification to cure the default.

                  (e) Franchisee uses equipment, uniforms or decor not approved by Brinker.

                  (f) Franchisee fails to maintain the building and premises in conformance with the Current Image.

                  (g) Franchisee fails to pay when due any royalty or advertising fee or any other sums required to be paid under this Agreement. Franchisee shall have ten (10) days after notification to cure the delinquency.

                  (h) Franchisee fails to submit any information required by
SECTION 9.1 above ("Accounting Procedures") or submits a financial statement which understates gross sales.

                  (i) Franchisee abandons the franchise relationship without the prior consent of Brinker at any time during the Term of this Agreement. The cessation of operation of the Franchised Restaurant on the premises other than with the consent of Brinker, whether the premises remain vacant or are converted to another use, shall be considered abandonment of the franchise relationship.

                  (j) Franchisee ceases to occupy the premises. If the loss of possession is the result of governmental exercise of eminent domain, Franchisee may, with Brinker's consent and subject to availability, relocate to other premises in the same market area for the balance of the term of this Agreement.

                  (k) Franchisee or any Owner files a petition or application seeking any type of relief under the Bankruptcy Code or any state insolvency or similar law, or someone files a petition or application seeking to have such party adjudicated a bankrupt, or seeking other relief against such party under the Bankruptcy Code or any state insolvency or similar law and the petitioner application is not dismissed within ninety (90) days after it is filed. Subject to the applicable law, this Agreement shall terminate without notice or cure period upon the occurrence of this act of default as if that date were the expiration date and Franchisee expressly and knowingly waives any rights that he may have under the provisions of the Bankruptcy Code and consents to the termination of this Agreement or any other relief which may be sought in a Complaint filed by Brinker to lift the provisions of the automatic stay of the Bankruptcy Code. Additionally, Franchisee agrees not to seek an Injunctive Order from any court in any jurisdiction relating to insolvency, reorganization or arrangement proceedings which would have the effect of staying or enjoining this provision.

                  (l) Franchisee or any Owner admits in writing his inability to pay his debts as they mature or makes an assignment for the benefit of creditors, or a receiver (permanent or temporary) for any part of his property is appointed by a court of competent authority. If this act of default shall occur, Brinker shall have the right to immediately terminate this Agreement without notice or cure period.

                  (m) A final judgment against Franchisee or any Owner remains unsatisfied of record for thirty (30) days (unless a supersedeas or other appeal bond has been filed) or if a levy of execution is made upon the franchise granted by this Agreement or upon any property used in the Franchised Restaurant, and it is not discharged within five (5) days of said levying.

                  (n) Conviction of Franchisee or any Owner in a court of competent jurisdiction of an indictable offense punishable by a term of imprisonment in excess of one (1) year and such felony conviction would reasonably be deemed by Brinker to likely have a negative impact on the On The Border System or the Franchised businesses. If this act of default shall occur, Brinker shall have the right to terminate this Agreement, such termination to be effective upon notice to Franchisee but with no opportunity to cure.

                  (o) Franchisee or any Owner uses or duplicates the On The Border System or engages in unfair competition in violation of SECTION 11.1 or discloses any trade secrets of Brinker in violation of SECTION 10.1. If this act of default shall occur, Brinker shall have the right to terminate this Agreement, such termination to be effective upon notice to Franchisee but with no opportunity to cure.

                  (p) Franchisee denies Brinker the right to inspect the Franchised Restaurant or to audit the sales and accounting records of the Franchised Restaurant.

                  (q) Conduct by Franchisee or any Owner which is deleterious to or reflects unfavorably on Franchisee or the On The Border Restaurant System by exhibiting a reckless disregard for the physical and mental well being of employees, customers, Brinker representatives or the public at large including, but not limited to, battery, assault, sexual harassment, public health or safety issues, or other forms of threatening, outrageous or unacceptable behavior and is not cured within two (2) days after notice.

                  (r) Failure by Franchisee to maintain a responsible credit rating by failing to make prompt payment of undisputed bills, invoices and statements from suppliers of goods and services to the Franchised Restaurant.

                  (s) The sale, assignment or transfer of any interest of Franchisee or any Owner in this Agreement in violation of ARTICLES 3, 14 OR 15.

                  (t) Franchisee or any Owner, without the written consent of Brinker, enters into a management agreement or consulting arrangement relating to the Franchised Restaurant.

                  (u) Failure to restore the building after damage or destruction as provided in SECTION 6.2.

                  (v) The knowing and intentional submission by Franchisee or any Owner of a franchise application and/or management commitment form which contains any false or misleading statements or omits any material fact. If this act of default shall occur, Brinker shall have the right to terminate this Agreement, such termination to be effective upon notice to Franchisee but with no opportunity to cure.

                  (w) Repeated breaches of provisions of this Agreement.

                  (x) The acquisition of an interest in a restaurant business in violation of SECTION 18.1.

                  (y) Failure by Franchisee or any Owner to comply with any other provisions of this Agreement.

                  The failure of Brinker to terminate this Agreement upon the occurrence of one or more events of default will not constitute a waiver or otherwise affect the right of Brinker to terminate this Agreement because of a continuing or subsequent failure to cure one or more of the aforesaid events of default or any other default.

         17.2.  RIGHTS AND DUTIES UPON TERMINATION.

                 (a) Upon termination or expiration of this Agreement, Franchisee's right to use the On The Border Marks and the On The Border System shall terminate. Except as to any other Agreement then in effect, Franchisee shall not thereafter identify himself as an On The Border franchisee or a former On The Border franchisee or use any of Brinker's trade secrets, promotional materials, the On The Border Marks or any mark confusingly similar, nor shall Franchisee disclose any of Brinker's trade secrets. Upon termination or expiration of this Agreement, Franchisee shall immediately return to Brinker the MOD Manual loaned to him, together with all other material containing trade secrets.

                  (b) Franchisee grants to Brinker, upon termination or expiration of this Agreement, the option to purchase all usable paper goods, containers, printed menus and any and all materials bearing the On The Border Marks at Franchisee's cost, and to purchase the restaurant equipment, furniture, and fixtures at fair market value.

                  (c) If the parties do not enter into a Successor Franchise Agreement, Franchisee agrees to immediately upon termination or expiration of this Agreement, make such removals or changes in signs and the building as Brinker shall request, so as to effectively distinguish the building and premises from its former appearance and from any other On The Border Restaurant.

In the event Franchisee fails to make the changes, Franchisee consents to Brinker entering the building and premises to make non-structural changes at Franchisee's expense.

                  (d) In the event of termination for any default of Franchisee, any damage suffered by Brinker shall be a lien in favor of Brinker against the personal property, machinery, fixtures and equipment owned by Franchisee on the premises at the time of default.

                  (e) The foregoing shall be in addition to any other rights or remedies of Brinker that exist under statute, regulation or common law.

18.      RESTRICTIVE COVENANT

         18.1.  RESTRICTIVE COVENANT.

Franchisee covenants and agrees that during the Term of this Agreement it will not own, operate or have any interest in any Mexican restaurant business except other franchised On The Border Restaurants. Franchisee further covenants and agrees that for a period of one (1) year after any sale, assignment, transfer, termination or expiration of this Agreement, Franchisee will not own, operate or have any interest in any Mexican restaurant business, except other franchised On The Border Restaurants, either at or within three (3) miles of the premises of the Franchised Restaurant.

         18.2.  COVENANTS OF OWNER.

Franchisee acknowledges that Brinker may require each Owner to execute an agreement in a form attached hereto as EXHIBIT B containing the covenants set forth herein.

19.      MISCELLANEOUS: GENERAL CONDITIONS

         19.1.  INTERPRETATION.

The Introduction shall be considered a part of this Agreement. Paragraph captions are used only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular paragraphs to which they refer. Words of any gender used in this Agreement shall include any other gender, and words in the singular shall include the plural, where the context requires.


         19.2.  NON-WAIVER.

                  (a) The failure of Brinker to exercise any right or option given to it under this Agreement, or to insist upon strict compliance by Franchisee with the terms and conditions of this Agreement shall not constitute a waiver of any terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by Brinker of its right at any time thereafter to require exact and strict compliance with the terms and conditions of this Agreement. The rights or remedies set forth in this Agreement are in addition to any other rights or remedies which may be granted by law.

                  (b) The failure of Franchisee to exercise any right or option given to it under this Agreement, or to insist upon strict compliance by Brinker with the terms and conditions of this Agreement shall not constitute a waiver of any terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by Franchisee of its right at any time thereafter to require exact or strict compliance with the terms and conditions of this Agreement. The rights or remedies set forth in this Agreement are in addition to any other rights or remedies which may be granted by law.

         19.3.  MEDIATION AND APPLICABLE LAW

                  (A) THE PARTIES AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT TO NON-BINDING MEDIATION PRIOR TO BRINGING SUCH CLAIM, CONTROVERSY OR DISPUTE IN A COURT. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY, EXPERIENCED IN THE MEDIATION OF FOOD SERVICE BUSINESS DISPUTES, AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT BRINKER'S CORPORATE HEADQUARTERS IN DALLAS, TEXAS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION OF THE MEDIATOR, SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY
(90) DAYS AFTER THE MEDIATOR HAS BEEN APPOINTED, THEN EITHER PARTY MAY BRING A LEGAL PROCEEDING UNDER SECTION (C) BELOW TO RESOLVE SUCH CLAIM, CONTROVERSY OR DISPUTE UNLESS SUCH TIME PERIOD IS EXTENDED BY WRITTEN AGREEMENT OF THE PARTIES. NOTWITHSTANDING THE FOREGOING, BRINKER MAY BRING AN ACTION (1) FOR MONIES OWED,
(2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR (3) INVOLVING THE POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION (C) BELOW, WITHOUT SUBMITTING SUCH ACTION TO MEDIATION.

                  (B) WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR AS OTHERWISE PROVIDED ABOVE, FRANCHISEE HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE COURTS OF DALLAS COUNTY, TEXAS AND THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. FRANCHISEE HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. FRANCHISEE HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY TEXAS OR FEDERAL LAW. FRANCHISEE AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE IN DALLAS COUNTY, TEXAS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF OR (3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, BRINKER MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS, THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED UNDER TEXAS LAW (WITHOUT REGARD TO TEXAS CHOICE OF LAW RULES).

                  (C) FRANCHISEE AND BRINKER ACKNOWLEDGE THAT THE PARTIES' AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN SECTIONS (A) AND
(B) ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. EACH OF FRANCHISEE AND BRINKER FURTHER ACKNOWLEDGE THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT.

                  (D) FRANCHISEE AND BRINKER ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT BY FRANCHISOR OCCURRED IN DALLAS, TEXAS AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF FRANCHISEE ARISE UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE PAYMENT OF MONIES DUE HEREUNDER AND THE SATISFACTION OF CERTAIN TRAINING REQUIREMENTS OF BRINKER, SHALL OCCUR IN DALLAS, TEXAS.

         19.4.  SEVERABILITY.

Brinker and Franchisee agree that if any provision of this Agreement may be construed in two ways, one of which would render the provision illegal or otherwise voidable or unenforceable and the other of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable. The language of all provisions of this Agreement shall be construed according to its fair meaning and not strictly against Brinker or Franchisee. It is the desire and intent of Brinker and Franchisee that the provisions of this Agreement be enforced to the fullest extent, and should any provision be invalid or unenforceable under Texas law, but valid under the laws of the state where the Franchised Restaurant is located, the provision shall be governed by the law of that state. In the event any court shall determine that any provision in this Agreement is not enforceable as written, Brinker and Franchisee agree that the provision shall be amended so that it is enforceable to the fullest extent permissible under the laws of the jurisdiction in which enforcement is sought. The provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained in the Agreement, and partially valid and enforceable provisions shall be enforced to the extent that they are valid and enforceable.

         19.5.  NOTICES.

                  (a) All notices to Brinker shall be in writing and shall be delivered or sent by registered or certified mail, postage fully prepaid, addressed to it at its offices at 6820 LBJ Freeway, Dallas, Texas 75240,
Attention: General Counsel, or at such other address as Brinker shall from time to time designate in writing.

                  (b) All notices to Franchisee shall be in writing and shall be hand delivered or sent by registered or certified mail, postage fully-prepaid, or telegraph, addressed to Franchisee at the Franchised Restaurant premises or Franchisee's last designated in writing mailing address.

                  (c) Notices shall be deemed delivered on the earlier of actual receipt or the third (3rd) day after being deposited in the U.S. Mail.

         19.6.  MODIFICATION.

This Agreement may only be modified or amended by a written document executed by Brinker and Franchisee.

         19.7.  BINDING EFFECT.

This Agreement shall be binding upon the parties, their heirs, executors, personal representatives, successors or assigns.

         19.8.  SURVIVAL.

Any provisions of this Agreement which impose an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on the parties.

         19.9.  ATTORNEY'S FEES.

In any litigation to enforce the terms of this Agreement, all costs and all attorney's fees (including those incurred on appeal) incurred as a result of the legal action shall be paid to the prevailing party by the other party.

         19.10. ENTIRE AGREEMENT.

This Agreement, together with the Franchise Application, Management Commitment Form and Capitalization Plan submitted by Franchisee to Brinker upon which Brinker is relying in granting this franchise, constitute the entire agreement of the parties and supersedes all prior negotiations, commitments, representations and undertakings of the parties with respect to the subject matter of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    BRINKER:


[S E A L]                           Brinker International, Inc.,
                                    a Delaware corporation

ATTEST:_________________

                                    By:________________________
By:______________________
     Assistant/Secretary            Its:_______________________


                                    FRANCHISEE:
[S E A L]
                                    N.E. Restaurant Company, Inc.,
ATTEST:                             a Delaware corporation


_________________________           By:_________________________
By:______________________
     Assistant/Secretary            Its:________________________


                                    EXHIBIT A

                                    PREMISES


                                    EXHIBIT B

                       ON THE BORDER RESTAURANT AGREEMENT
              REGARDING UNFAIR COMPETITION AND RESTRICTIVE COVENANT
                        FOR FRANCHISE AGREEMENT (ENTITY)

         THIS ON THE BORDER RESTAURANT AGREEMENT REGARDING UNFAIR COMPETITION AND RESTRICTIVE COVENANT (the "Agreement") is made and entered into ________________, 19__, by and between BRINKER INTERNATIONAL, INC., a Delaware corporation ("Brinker"), ________________, a _________ corporation
("Franchisee") and __________________ ("Owner").

                              W I T N E S S E T H:

         WHEREAS, on ______________, 19__, Brinker and Franchisee entered into that certain On The Border Restaurant Franchise Agreement (Entity) (the "Franchise Agreement") pursuant to which Franchisee has been granted a franchise to operate a On The Border restaurant (the "Franchised Restaurant") for the term and upon the provisions set forth in the Franchise Agreement; and

         WHEREAS, Owner is the owner of an interest in Franchisee; and

         WHEREAS, Brinker has requested that Owner execute this Agreement pursuant to Sections 11.2 and 18.2 of the Franchise Agreement.

         NOW THEREFORE, for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. UNFAIR COMPETITION. Owner acknowledges the uniqueness of the On The Border System (as defined in the Franchise Agreement) and that Brinker is making its knowledge, know-how and expertise available to Owner as the owner of an interest in the Franchisee operating the Franchised Restaurant. Owner agrees that it would be an unfair method of competition for Owner to use or duplicate or to allow others to use or duplicate any of the knowledge, know-how and expertise received from Brinker for any use other than for the ownership and operation of franchised On The Border Restaurants. Owner, therefore, warrants that during the Term (as defined in the Franchise Agreement) of the Franchise Agreement, it will utilize its best and continuing efforts to promote and develop the business at the Franchised Restaurant and during the Term and at all times thereafter will not directly or indirectly engage in the operation of any restaurant, other than the Franchised Restaurant and other On The Border Restaurants franchised from Brinker, which utilizes or duplicates the On The Border System, any trade secrets of Brinker, the On The Border Marks (as defined in the Franchise Agreement) or the present or any former On The Border Current Image (as defined in ARTICLE IV of the Franchise Agreement), or divulge such confidential information to any person and, specifically, that Owner will not permit anyone to use, reproduce, copy, or exhibit any trade secrets of Brinker. Owner acknowledges that Brinker is currently engaged in the business of operating other full-service restaurants selling or leasing similar products, food items and services under the On The Border(R) name and under other names and marks, and Brinker expressly reserves the right to continue such operations and to operate additional full-service restaurants and restaurant concepts in the future, and Owner hereby agrees that such businesses operated by Brinker do not constitute any breach of the Franchise Agreement or any implied covenant thereof.

         During the term of this Agreement, including any renewals hereof, and for a period of two (2) years thereafter, Owner shall not, on his own behalf or on behalf of any other person, partnership, entity, association or corporation, hire, solicit, or seek to hire any employee of Brinker or any other franchisee of Brinker or in any other manner attempt, directly or indirectly, to influence, induce or encourage any such employee to leave the employment of, or association with, Brinker or any other franchisee of Brinker.

         2. RESTRICTIVE COVENANT. Owner covenants and agrees that during the Term of the Franchise Agreement it will not own, operate or have any interest in any Tex-Mex restaurant business except other franchised On The Border Restaurants. Owner further covenants and agrees that for a period of one (1) year after any sale, assignment, transfer, termination or expiration of the Franchise Agreement or Owner's interest therein or in Franchisee, Owner will not own, operate or have any interest in any Tex-Mex restaurant business, except other franchised On The Border Restaurants, either at or within two (2) miles of the premises of the Franchised Restaurant.

         3. BREACH BY OWNER. Owner agrees that in the event of a breach of this Agreement, Brinker would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions hereof, Brinker shall be entitled to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to it at law or in equity, including the right to terminate the Franchise Agreement, to a temporary and/or permanent injunction and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm, and without being required to furnish a bond or other security.

         4. EXPENSES OF BRINKER. Owner agrees to pay all expenses (including court costs and reasonable attorneys' fees) incurred by Brinker and Franchisee in enforcing this Agreement.

         5. WAIVER. Any failure by Brinker to object to or take action with respect to any breach of any provision of this Agreement by Owner shall not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Owner.

         6. APPLICABLE LAW. EXCEPT AS STATED BELOW, OWNER HEREBY IRREVOCABLY SUBMITS HIMSELF TO THE JURISDICTION OF THE STATE COURTS OF DALLAS COUNTY, TEXAS AND THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. OWNER HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. OWNER HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON HIM IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY TEXAS OR FEDERAL LAW. OWNER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE IN DALLAS COUNTY, TEXAS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, BRINKER MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES, OR ACTIONS, THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED UNDER TEXAS LAW (WITHOUT REGARD TO TEXAS CHOICE OF LAW RULES).

          7. INDEPENDENT COVENANTS. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Agreement is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Brinker is a party, Owner expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Agreement.

         8. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

          9. NOTICES. All notices to Brinker shall be in writing and shall be hand delivered or sent by registered or certified mail, postage fully prepaid, addressed to it at its offices at 6820 LBJ Freeway, Dallas, Texas 75240,
Attention: General Counsel, or at such other address as Brinker shall from time to time designate in writing.

         All notices to Owner shall be in writing and shall be hand delivered or sent by registered or certified mail, postage fully prepaid, or telegraph, addressed to Owner at Owner's last designated in writing mailing address.

         10. ASSIGNABILITY. The rights and remedies of Brinker under this Agreement are fully assignable and transferable and shall inure to the benefit of its successors, assigns and transferees. The obligations of the Owner hereunder are personal in nature and may not be assigned by the Owner without the prior written consent of Brinker.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day above first written.

                                    BRINKER:

                                    BRINKER INTERNATIONAL, INC.,
                                    a Delaware corporation

                                    By: ----------------------

                                    Its:----------------------


                                   FRANCHISEE:


                                   By: -----------------------

                                   Its: ----------------------


                                   OWNER:

                                   --------------------------


                                    EXHIBIT C

                              Dennis Pedra
                              Paul Hoagland
                              Benjamin R. Jacobson



                                    EXHIBIT D

               GUARANTY AND INDEMNIFICATION - FRANCHISE AGREEMENT

         As an inducement to BRINKER INTERNATIONAL, INC., a Delaware corporation ("Brinker") to execute the On The Border Restaurant Franchise Agreement (Entity) between Brinker and N.E. RESTAURANT COMPANY, INC., a Delaware corporation ("Franchisee") dated ______________, 19__ (the "Agreement"), the undersigned owners ("Owners"), jointly and severally, hereby unconditionally guarantee to Brinker and its successors and assigns that all Franchisee's obligations under the Agreement, will be punctually paid and performed.

         Upon demand by Brinker, the undersigned Owners will immediately make each payment required of Franchisee under the Agreement. The undersigned Owners hereby waive any right to require Brinker to: (a) proceed against Franchisee for any payment required under the Agreement; (b) proceed against or exhaust any security from Franchisee; or (c) pursue or exhaust any remedy, including any legal or equitable relief, against Franchisee. Without affecting the obligations of the undersigned Owners under this Guaranty, Brinker may, without notice to the undersigned, extend, modify, or release any indebtedness or obligation of Franchisee, or settle, adjust, or compromise any claims against Franchisee. The undersigned Owners waive notice of amendment of the Agreement and notice of demand for payment by Franchisee, and agree to be bound by any and all such amendments and changes to the Agreement.

         The undersigned Owners hereby agree to defend, indemnify, and save Brinker and its officers, directors, agents, employees, attorneys and accountants, its subsidiaries, affiliated and parent companies harmless of, from and with respect to any and all claims, damages, losses, obligations, costs, expenses, liabilities, or debts any of them may incur (including, but not limited to, reasonable attorney's fees) resulting from, consisting of, or arising out of or in connection with any failure by Franchisee to perform any obligation of Franchisee under the Agreement, any amendment thereto, or any other agreement by Franchisee referred to therein.

         In the event any of the undersigned Owners transfers his/her interest in Franchisee in accordance with the Agreement, such Owner's obligations and liabilities under this Guaranty shall terminate on the latter of: (i) two (2) years from the effective date of the transfer; or (ii) the term under which the Owner is receiving any payments or consideration under a purchase money note or other similar instrument relative to such transfer. Unless terminated as to any Owner, pursuant to the terms of the Agreement, this Guaranty shall terminate upon the termination or expiration of the Agreement, except that all obligations and liabilities of the undersigned Owners which arose from events which occurred on or before the effective date of such termination shall remain in full force and effect until satisfied or discharged by the undersigned, and all covenants which by their terms continue in force after the expiration or termination of the Agreement shall remain in force according to their terms. Upon the death of an individual Owner, the estate of such Owner shall be bound by this Guaranty, but only for defaults and obligations hereunder existing at the time of death; and the obligations of the other Owners will continue in full force and effect.

         Unless specifically stated otherwise, the terms used in this Guaranty shall have the same meaning as in the Agreement and shall be interpreted and construed in accordance with SECTION 19 of the Agreement. This Guaranty shall be interpreted and construed under the laws of the State of Texas. In the event of any conflict of law, the laws of Texas shall prevail, without regard to the application of Texas conflict of law rules. The undersigned Owners and Brinker acknowledge and agree that the U.S. District Court for the Northern District Court of Texas, or if such court lacks jurisdiction, the District (or its successor) in and for Dallas County, Texas, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either directly or indirectly, under or in connection with this Guaranty and/or the Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Guaranty and/or the Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         All notices or Brinker under this Guaranty shall be in writing and shall be delivered or sent by registered or certified mail, postage fully paid, addressed to it at its offices at 6820 LBJ Freeway, Dallas, Texas 75240,
Attention: General Counsel, or at such other address as Brinker shall from time to time designate in writing.

         All notices to the undersigned Owners shall be in writing and shall be hand delivered or sent by registered, express or certified mail or telegraph to the following addresses:

         NAME                                      ADDRESS

Dennis Pedra                           ______________________________________


Paul Hoagland                          ______________________________________


Benjamin R. Jacobson                   ______________________________________


          Notices shall be deemed delivered on the earlier of actual receipt or the third (3rd) day after being deposited in the U.S. Mail.

         IN WITNESS WHEREOF, each of the undersigned Owners has signed this Guaranty as the date of the Agreement.

                                     OWNERS

                                  ----------------------------------------
                                  Dennis Pedra


                                  ----------------------------------------
                                  Paul Hoagland


                                  ----------------------------------------
                                  Benjamin R.  Jacobson